SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Corgenix Medical Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

OF CORGENIX MEDICAL CORPORATION

To be held April 26, 2007

____________________

TO THE SHAREHOLDERS OF

CORGENIX MEDICAL CORPORATION:

Notice is hereby given that an annual meeting (“the Annual Meeting”) of shareholders of Corgenix Medical Corporation (“Corgenix” or the “Company”) will be held at our corporate offices located at 11575 Main Street, Number 400, Broomfield, Colorado, 80020, on Thursday, April 26, 2007 at 9:00 a.m. Mountain Time for the following purposes:

1.                                       To elect seven (7) directors to serve until the 2008 annual meeting of shareholders and until their successors have been duly elected and qualified;

2.             To approve the Company’s 2007 Incentive Compensation Plan.

3.                                       To approve the Company’s Second Amended and Restated Employee Stock Purchase Plan.

4.                                       To ratify the appointment of Hein & Associates LLP, as our independent public accountants for the fiscal year ending June 30, 2007.

5.                                       To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 21, 2007 as the record date for determination of the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.  Only holders of common stock of record at the close of business on March 21, 2007 will be entitled to notice of and to vote at the meeting or at any adjournment or adjournments thereof.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD.  YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.  IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

CORGENIX MEDICAL CORPORATION

11575 Main Street, Suite 400

Broomfield, CO 80020

(303) 457-4345

_____________________________

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 26, 2007

GENERAL INFORMATION

This Proxy Statement is being furnished to you as a holder of outstanding shares of Corgenix Medical Corporation common stock, par value $.001 per share, in connection with the solicitation of proxies by the Board of Directors of Corgenix Medical Corporation, for use at the Annual Meeting of Shareholders to be held at our corporate offices located at 11575 Main Street, Number 400, Broomfield, Colorado, USA, 80020, on Thursday, April 26, 2007 at 9:00 a.m.  Accompanying this Proxy Statement is the Board of Directors’ Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. Our Annual Report on Form 10-KSB for the year ended June 30, 2006 also accompanies this proxy statement, but does not constitute part of these proxy soliciting materials.  It is anticipated that this proxy statement and the accompanying proxy will be mailed to our shareholders on or about March 23, 2007.

All Proxies that are properly completed, signed and returned to us prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed.  You may revoke a Proxy given to us at any time before it is voted either by filing a written notice of revocation or a duly executed proxy bearing a later date with the Secretary of Corgenix at our executive offices, or by attending the Annual Meeting and expressing a desire to vote your shares in person.

The close of business on March 21, 2007 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments of the Annual Meeting.  As of the record date, we had outstanding 13,577,801 shares of common stock, par value $.001 per share, the only outstanding voting security of Corgenix, and approximately 161 shareholders of record.  A shareholder is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting.

If a shareholder abstains from voting on any matter, we intend to count the abstention as present for purposes of determining whether a quorum is present at the annual meeting for the transaction of business. Additionally, we intend to count broker “non-votes” as present for purposes of determining the presence or absence of a quorum for the transaction of business. A non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Abstentions will be treated as a vote against that proposal, but non-votes will not be tabulated for purposes of determining whether a proposal has been approved. Except in the case of non-votes, if a proxy is submitted without designating “FOR,” “AGAINST,” or “ABSTAIN” for any proposal, the ordinary shares represented by such proxy will be voted FOR such proposal.

At the Annual Meeting, the shareholders will consider and vote upon the following proposals:

•  Election of Directors: Directors are elected by a plurality of the votes of the shares of common stock entitled to vote on the election and present, in person or by properly executed proxy, at the Annual Meeting.

•  Approval of the 2007 Incentive Compensation Plan: The affirmative vote of a majority of the shares of common stock entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting is required for the approval of the 2007 Incentive Compensation Plan.

•  Approval of the Second Amended and Restated Employee Stock Purchase Plan: The affirmative vote of a majority of the shares of common stock entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting is required for the approval of the Second Amended and Restated Employee Stock Purchase Plan.

•  Ratification of the appointment of Hein & Associates LLP as our independent public accountants for the fiscal year ending June 30, 2007:  To be approved, this matter must receive the affirmative vote of a majority of the shares entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting.

By order of the Board of Directors

CORGENIX MEDICAL CORPORATION

Douglass T. Simpson,

President and Chief Executive Officer

March 23, 2007

YOU MAY RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT.  CORGENIX HAS NOT AUTHORIZED ANYONE TO PROVIDE INFORMATION DIFFERENT FROM THAT CONTAINED IN THIS PROXY STATEMENT.  THE DELIVERY OF THIS PROXY STATEMENT DOES NOT MEAN THAT INFORMATION CONTAINED IN THIS PROXY STATEMENT IS CORRECT AFTER THE DATE OF THIS PROXY STATEMENT.  THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK IN ANY CIRCUMSTANCES UNDER WHICH THE OFFER OR SOLICITATION IS UNLAWFUL.

TABLE OF CONTENTS

Questions and Answers

General Information

Available Information

PROPOSAL NO. 1: Election of Directors

Board and Committees

Management of the Company

Executive Compensation

Beneficial Ownership of Common Stock

Certain Relationships and Related Transactions

PROPOSAL NO. 2: Approve 2007 Incentive Compensation Plan

PROPOSAL NO. 3: Approve Second Amended and Restated Employee Stock Purchase Plan

PROPOSAL NO. 4: Ratification of Independent Public Accountants Shareholder Proposals

Attachment A: Audit Committee Charter

Attachment B: Corgenix 2007 Incentive Compensation Plan Attachment C: Corgenix Second Amended and Restated Employee Stock Purchase Plan

i

QUESTIONS AND ANSWERS

1.                                                                                      Q:           What may I vote on?

A:                                   You may vote on the election of directors, and each of the following three proposals:

1.                                       ELECTION OF DIRECTORS

There are seven nominees for election this year. If any director is unable to stand for re-election, the Board may reduce its size or designate a substitute.  If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

Your Board unanimously recommends a vote FOR each of these nominees.

2.                                       APPROVAL OF THE 2007 INCENTIVE COMPENSATION PLAN

The 2007 Incentive Compensation Plan is intended to encourage ownership of shares of Corgenix by its employees, directors and consultants by providing an additional incentive to promote the success of the business. 3,000,000 shares of Corgenix common stock are reserved for issuance under this plan.

Your Board unanimously recommends a vote FOR the approval of the 2007 Incentive Compensation Plan.

3.                                       APPROVAL OF THE SECOND AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

The Second Amended and Restated Employee Stock Purchase Plan is intended to provide eligible employees of Corgenix with an opportunity to acquire an interest in the Company through their participation in a plan designed to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986. 400,000 shares of Corgenix common stock are reserved for issuance under this plan.

Your Board unanimously recommends a vote FOR the approval of the Second Amended and Restated Employee Stock Purchase Plan.

4.                                       RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors recommended and the Board of Directors has selected, subject to ratification by a majority vote of the shareholders in person or by proxy at the Annual Meeting, the firm of Hein & Associates LLP to continue as our independent public accountant for the current fiscal year ending June 30, 2007.

Your Board unanimously recommends that shareholders vote FOR ratifying the appointment of Hein & Associates LLP as the Company’s independent auditors.

2.                                                                                      Q:           Who is entitled to vote?

A:                                   Shareholders as of the close of business on March 21 are entitled to vote at the Annual Meeting.

3.                                                                                      Q:           How do I vote?

A:                                   You may vote either in person, or by proxy. If you choose to vote by proxy, sign and date the proxy card you receive and return it in the prepaid envelope.  If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the three proposals. You have the right to revoke your proxy at any time before the meeting by:

(a)           filing a written notice of revocation with the Corporate Secretary;

(b)           voting in person; or

(c)           returning a later-dated proxy card.

4.                                                                                      Q:           How does discretionary authority apply?

A:                                   If you sign your proxy card, but do not make any selections, you give authority to Douglass T. Simpson, President and Chief Executive Officer, to vote on the proposals and any other matter that may arise at the meeting.

5.                                                                                      Q:           Is my vote confidential?

A:                                   Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed or returned directly to the Company’s transfer agent, Computershare Investor Services, and handled in a manner that protects your voting privacy.  Your vote will not be disclosed except to permit Computershare Investor Services to tabulate and certify the vote, and except as required by law.

6.                                                                                      Q:           What does it mean if I get more than one proxy card?

A:                                   If your shares are registered differently and are in more than one account, you will receive more than one proxy card.  Sign and return all proxy cards to ensure that all of your shares are voted.  We encourage you to have all accounts registered in the same name and address (whenever possible).  You can accomplish this by contacting our transfer agent, Computershare Investor Services, at (303) 262-0600.

7.                                                                                      Q:           How many shares can vote?

A:                                   As of the close of business on the record date, 13,577,801 shares of common stock were issued and outstanding.  Every holder of common stock as of the close of business on March 21, 2007, the record date, is entitled to one vote for each share held.

8.                                                                                      Q:           What is a “quorum?”

A:                                   The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting, whether in person or by proxy, constitutes a “quorum” at the annual meeting. There must be a quorum for the meeting to be held.

9.                                                                                      Q:           Who can attend the Annual Meeting?

A:                                   All shareholders that held shares of Corgenix on March 21, 2007 can attend.

10.                                                                               Q:           How will voting on any other business be conducted?

A:                                   Although we do not know of any business to be considered at the 2007 Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to Douglass T. Simpson, President and Chief Executive Officer, to vote on such matters at his discretion.

11.                                                                               Q:           Can a shareholder nominate someone to be a director of Corgenix?

A:                                   As a shareholder, you may recommend any person as a nominee for director of Corgenix by writing to the Chairman of the Nominating Committee of the Board of Directors, c/o Corgenix Medical Corporation, 11575 Main Street, Number 400, Broomfield, Colorado 80020.

We must receive any recommendations by November 24, 2007 ‘for the 2008 annual meeting and said recommendations should include:

•                                          the name, residence and business address of the nominating shareholder and the shareholder’s nominee;

•                                          a representation that the nominating shareholder is a record holder of Corgenix stock or holds Corgenix stock through a broker and the number and class of shares held;

•                                          a representation that the nominating shareholder intends to appear in person or by proxy at the meeting of the shareholders to nominate the individual(s) if the nominations are to be made at a shareholder meeting;

•                                          information regarding each nominee that would be required to be included in a proxy statement, including the nominee’s principal occupation or employment, the class and number of shares beneficially owned by the nominee;

•                                          a description of any material interest of the stockholder in the nomination;

•                                          a description of any arrangement or understanding between and among the nominating shareholder and each and every nominee; and

•                                          the written consent of each nominee to serve as a director, if elected. ‘

12.                                                                               Q:           Who is soliciting proxies?

A.                                   The enclosed proxy is being solicited by the Board of Directors of Corgenix on behalf of Corgenix.  The cost of the solicitation shall be borne by Corgenix. It is anticipated that solicitations of proxies for the meeting will be made only by use of the mails; however, we may use the services of our directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of our shares held of record by such persons, and we will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in the performance of that task.

13.                                                                               Q:           How much did this proxy solicitation cost?

A:                                   The total cost is estimated to be $15,000, which includes estimated out-of-pocket expenses.

GENERAL INFORMATION

Corgenix Medical Corporation, a Nevada corporation, is a diagnostic biotechnology company whose principal focus has been the discovery and development of diagnostic markers for the detection and management of important immunological disorders.  Until May 22, 1998, our business was conducted by and under the name of REAADS Medical Products, Inc., a Delaware corporation (“REAADS”).  On May 22, 1998, REAADS became a subsidiary of Corgenix, and its name was changed to Corgenix, Inc. when its wholly owned subsidiary merged with and into REAADS (the “Merger”).

Our principal offices are located at 11575 Main Street, Number 400, Broomfield, Colorado 80020, and our telephone number is (303) 457-4345.

AVAILABLE INFORMATION

We file reports, proxy materials and other information with the Securities and Exchange Commission (the “Commission”).  These reports, proxy materials and other information concerning Corgenix can be inspected and copied at the Public Reference Section maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549.  Copies can be obtained by mail from the Commission at prescribed rates from the Public Reference Section of the Commission at its principal office in Washington D.C.  The Commission also maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants (including Corgenix) that file electronically with the Commission.

PROPOSAL 1

ELECTION OF THE BOARD OF DIRECTORS

Introduction

Seven individuals have been nominated to be elected at the Annual Meeting to serve as directors until the next annual meeting of the shareholders or until their successors have been elected and qualified.  Information about each nominee is given below.

Nominees

LUIS R. LOPEZ, M.D.

Age:  59

Director since 1998

Dr. Lopez has served as the Chief Executive Officer and Chairman of the Board of Directors of Corgenix from May 1998 until April 2005 when his title was changed to Chief Medical Officer.  From 1987 to 1990, Dr. Lopez was Vice President of Clinical Affairs at BioStar Medical Products, Inc., a Boulder, Colorado diagnostic firm.  From 1986 to 1987 he served as Research Associate with the Rheumatology Division of the University of Colorado Health Sciences Center, Denver, Colorado.  From 1980 to 1986 he was Professor of Immunology at Cayetano Heredia University School of Medicine in Lima, Peru, during which time he also maintained a medical practice with the Allergy and Clinical Immunology group at Clinica Ricardo Palma in Lima.  From 1978 to 1980 Dr. Lopez held a fellowship in Clinical Immunology at the University of Colorado Health Sciences Center.  He received his M.D. degree in 1974 from Cayetano Heredia University School of Medicine in Lima, Peru.  He is a clinical member of the American College of Rheumatology (ACR), the International Society of Thrombosis and Hemostasis (ISTH) and the American Heart Association (AHA).  Dr. Lopez is licensed to practice medicine in Colorado, and is widely published in the areas of immunology and autoimmune disease.

DOUGLASS T. SIMPSON

Age:  59

Director since 1998

Mr. Simpson has been the President of Corgenix since May 1998 and was elected a director in May 1998.  Mr. Simpson joined Corgenix’s operating subsidiary as Vice President of Business Development in 1992, was promoted to Vice President, General Manager in 1995, to Executive Vice President in 1996, to President in February 1998 and then to Chief Executive Officer in April 2005.  Prior to joining Corgenix’s operating subsidiary, he was a Managing Partner at Venture Marketing Group in Austin, Texas, a health care and biotechnology marketing firm, and in that capacity, served as a consultant to REAADS from 1990 until 1992.  From 1984 to 1990 Mr. Simpson was employed by Kallestad Diagnostics, Inc. (now part of BioRad Laboratories, Inc.), one of the largest diagnostic companies in the world, where he served as Vice President of Marketing, in charge of all marketing and business development.  Mr. Simpson holds

B.S. and M.S. degrees in Biology and Chemistry from Lamar University in Beaumont, Texas.

ROBERT TUTAG

Age: 65

Director since September 2005

Mr. Tutag was appointed to the Board in September 2005. Mr. Tutag is currently and since 1990 has been President of Unisource, Inc., a privately held Boulder, Colorado company which identifies and develops niche pharmaceutical products for generic and brand name pharmaceutical companies.  From 1964 through 1982, Mr. Tutag was President and Chief Operating Officer of Tutag Corporation. In that capacity, he developed and managed operations of Cord Laboratories, one of the original generic pharmaceutical manufacturing companies, in addition to founding and overseeing Geneva Generics, a generic sales and distribution company, which developed into one of the country’s premier companies in its industry. Both Cord Laboratories and Geneva Generics were acquired by Ciba-Geigy Corporation. During that time period, Mr. Tutag also served as a Director of Geneva Generics and as Vice President of Sales and a Director of Tutag Pharmaceuticals, a branded distribution company. From 1983 through 1989, Mr. Tutag was President and Chief Executive Officer of NBR Financial, Inc., a multi-bank holding company in Boulder, Colorado. Since 1977 until the present, Mr. Tutag has also been editor of GMP Trends, Inc., Boulder, Colorado, an informational newsletter that reviews FDA and GMP inspection reports (483’s) for the pharmaceutical and medical device industries. Mr. Tutag also served as interim president from 1999-2000 and was a director from 1997-2001 of the Bank of Cherry Creek in Boulder, Colorado. He received a BBA and an MBA from the University of Michigan.

DENNIS WALCZEWSKI

Age: 59

Director since January 2006

Mr. Walczewski was appointed to the Company’s Board of Directors on January 3, 2006 to fill the vacancy created by the resignation of Mr. Jun Sasaki on the same day. Mr. Walczewski’s background consists of over 30 years experience in the Diagnostic and Biotechnology industries. Mr. Walczewski has held either management or executive positions in Promega, T-Cell Diagnostics, Endogen and Boehringer Manheim (now Roche). He has been employed by MBL international or MBLI for the previous five years and now is their Chief Executive Officer.   Per our arrangement with MBL, Mr. Walczewski is not  compensated by Corgenix for board meetings attended. Mr. Walczewski hold a B.S. in Chemistry from Suffolk University and an MBA from Indiana Wesleyan University.

CHARLES H. SCOGGIN, M.D.

Age: 62

Director since March 2006

Dr. Scoggin was appointed to the Company’s Board of Directors on March 27, 2006. Dr. Scoggin is currently a Director of Nitrox, a privately held North Carolina-based biopharmaceutical company founded on technology developed at Duke University. He is also co-founder and Chairman of Noble Molecules, a privately held company that is developing new pharmaceuticals based on previously approved drug platforms. Companies previously founded or co-founded by Dr. Scoggin include: Somatogen, a biopharmaceutical company that successfully synthesized and genetically modified the human hemoglobin molecule, for which Dr. Scoggin served as President, Chief Executive Officer and Chairman through its initial public offering, several secondary financings and strategic alliances; Somatogen Instruments, a biomedical and scientific instruments company, for which Dr. Scoggin served as President and Chief Executive Officer until its sale to Beckman Instruments; Rodeer Systems, a biomedical informatics company, for which Dr. Scoggin served as Chairman, President and Chief Executive Officer; Dr. Scoggin also served as President and Chief Executive Officer of both Medrock, a medical information company; and Sagemed, a company focused on strategic healthcare information services.

LARRY G. RAU

Age: 61

Director since March 2006

Mr. Rau was appointed to the Company’s Board of Directors on March 27, 2006. Mr. Rau is currently and since 1995 has been President and CEO of Rau Financial Services, a Sioux Falls, South Dakota firm specializing in alternative investments such as 1031 property exchanges, Real Estate, Oil and Gas, and Medical Receivables in addition to stocks and fixed income investments. From 1986 to 1995, Mr. Rau was an investment executive with A.G. Edwards and UBS PaineWebber, and from 1968 to 1986 he worked in pharmaceutical sales and/or marketing for Cutter Labs, Baxter International and Fort Dodge Labs.

C. DAVID KIKUMOTO

Age: 57

Director since March 2006

Mr. Kikumoto was appointed to the Company’s Board of Directors on March 30, 2006.  Mr. Kikumoto is the founder and is currently the Chief Executive Officer of Denver Management Advisors, a firm that has assembled leading team of health care cost containment specialists in the Rocky Mountain West, providing cost containment services to large employers, insurers, and healthcare providers.  From 1999-2000, Mr. Kikumoto was the President and Vice Chairman at Anthem Blue Cross and Blue Shield, Colorado and Nevada.  He led the merger of Blue Cross and Blue Shield to Anthem resulting in the creation of one of the largest private foundations in the State of Colorado.  Mr. Kikumoto also provided strategic advice and counsel to the new leadership team and served as a liaison to customers, community leaders and regulators.  From 1987 - 1999 Mr. Kikumoto served in several roles at Blue Cross and Blue Shield of Colorado, Nevada and New Mexico.  From 1993 - 1999 Mr. Kikumoto was the President and Chief Executive Officer.  He directed, developed and created one the first regional Blue Cross and Blue Shield Plans with total membership of 750,000 and annual premium income of $800 million.  From 1991 - 1993 he was the Senior Vice President, Chief Marketing Officer.  Mr. Kikumoto was responsible for the marketing and sales of health, life, dental and workers’ compensation products in a three-state region while concurrently serving as the CEO of several subsidiary companies.  During 1987 - 1991 Mr. Kikumoto was the Vice President, Alternative Delivery Systems.  In that position he managed health care costs in a three-state region through the development of alternatives to traditional health care models.

Votes Required to Elect Directors; Board Recommendation

Directors are elected by a plurality of the votes of the shares entitled to vote in the election and present, in person or by proxy, at the Annual Meeting.  It is anticipated that proxies will be voted for the nominees and the Board has no reason to believe that any of the nominees will be unwilling or unable to serve as directors, if elected.  In the event that any nominee is unable to serve, the proxy holder named in the proxies will vote for the election of such substitute or additional nominees as the Board may propose.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE FOR THE ELECTION OF LUIS R. LOPEZ,
DOUGLASS T. SIMPSON, DENNIS WALCZEWSKI,  ROBERT TUTAG,
LARRY RAU, CHARLES SCOGGIN AND C. DAVID KIKUMOTO.

BOARD AND COMMITTEES

Structure and Operation of the Board of Directors: You should know the following information about the structure of the Board of Directors (the “Board”) and its operations:

•                                          Each director serves for a term of one year, until the director resigns, or until the director’s successor is duly elected, appointed or seated.

•                                          The Board currently consists of four outside directors (the “Outside Directors”); one director who serves as the representative of one of our Strategic Partners, MBL Corporation; the President and Chief Executive Officer; and the Chief Medical Officer.  Each of the seven people nominated for election at the 2007 Annual Meeting is currently a director.

•                                          The Board usually meets in scheduled meetings either in person or via conference telephone call.  In Corgenix’s 2006 fiscal year, the Board met and/or took action by consent on nine occasions.  No board member, other than Mr. Sasaki, attended fewer than 75% of the meetings of the Board or a committee in the last fiscal year.  Mr. Sasaki is no longer a member of the Board.

Structure and Operation of the Committees:

The Board has established a standing audit committee, compensation committee, and nominating committee, all of which are chaired by an Outside Director.  You should know the following information about the operations of the three committees of the Board:

Audit Committee

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.  Because the Company’s common stock is traded on the Over the Counter Bulletin Board, the Company is not subject to the listing requirements of any securities exchange or the Nasdaq regarding the membership of the Company’s Audit Committee.  However, each of the members of the audit committee is independent as defined in the listing standards for the American Stock Exchange.

The Board has adopted a written charter for the Audit Committee. The charter may be viewed on the Company’s website at www.Corgenix.com, and is attached here as Attachment A.

The Audit Committee currently consists of the four Outside Directors: Messrs. Tutag, Scoggin, Rau and Kikumoto.  Mr. William Critchfield, the Senior Vice President and Chief Financial Officer, usually participates in Audit Committee meetings as requested.  The Board has determined that Mr. Tutag qualifies as an “Audit Committee Financial Expert” as that term is defined in rules promulgated by the Securities and Exchange Commission and is independent as defined by the American Stock Exchange listing standards.

The functions of the Audit Committee include:

•                                          making recommendations to the Board regarding the selection of independent auditors,

•                                          reviewing the results and scope of the audit and other services provided by Corgenix’s independent auditors, and

•                                          reviewing and evaluating Corgenix’s audit and control functions.

Four Audit Committee meetings were held during the last fiscal year.

Audit Committee Report

In discharging its responsibility for oversight of the audit process, the Audit Committee obtained from the Company’s independent auditors, Hein & Associates LLP, a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors’ independence consistent with the Independent Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that might impact the auditors’ objectivity and independence and satisfied itself as to the auditors’ independence.

The Audit Committee of the Board of Directors of the Company reported the following:

(1)                                  The Audit Committee has reviewed and discussed the audited financial statements as of and for the fiscal year ended June 30, 2006, with management and the independent auditors.  Management has the responsibility for preparation of the Company’s financial statements and the independent auditors have the responsibility for auditing those statements.

(2)                                  The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented.

(3)                                  The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant’s independence; and

(4)                                  Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006.

Audit Committee of Corgenix Medical Corporation

Robert Tutag

Charles H. Scoggin

Larry G. Rau

C. David Kikumoto

Compensation Committee

The Compensation Committee currently consists of four Outside Directors, Messrs. Tutag, Scoggin, Rau and Kikumoto, and its functions include:

•                                          reviewing and recommending for Board approval compensation for executive officers, and

•                                          making policy decisions concerning salaries and incentive compensation for employees and consultants of Corgenix.

Two Compensation Committee meetings were held during the last fiscal year.

The Board has adopted a written charter for the Compensation Committee, a copy of which is available on the Company’s website at www.Corgenix.com.

Compensation Committee Report on Executive Compensation

The Company’s executive compensation program is administered by the Compensation Committee of the Board.  The Committee recommends the compensation of all executive officers of the Company to the Board.  In reviewing the compensation of individual executive officers, the Committee considers the recommendations of management, published compensation surveys and current market conditions.

Executive Compensation Programs.  The Company’s compensation programs are aimed at enabling it to attract and retain the best possible executive talent and rewarding those executives commensurate with their ability and performance.  The Company’s compensation programs consist primarily of base salary, bonus plan, payment of group health insurance, automobile allowance and stock option plan.

Base Salary.  Base salaries for executive officers are determined in the same manner as that of other salaried employees.  Salary guidelines are established by comparing the responsibilities of the individual’s position in relation to similar positions in other medical device companies.  Individual salaries were determined this year by considering respective levels of responsibility, position and industry comparables, etc.

Bonus Plan.  Bonuses for executive officers are determined based on achievement of pre-established goals related to corporate sales and EBITDA (Earnings before interest, taxes, depreciation and amortization).

Incentive Compensation Plan.  The 2007 Incentive Compensation Plan is intended to encourage ownership of shares of the Company by employees, directors and consultants of the Company, thereby providing additional incentives for such employees, directors and consultants to promote the success of the business.  Options granted to executive officers under the 2006 plan would be either incentive stock options or nonstatutory stock options, and shares may be sold or granted at the discretion of the Board and as reflected in the terms of a written stock option agreement. Restricted stock may also be awarded under the plan.  In August of 2006, the Compensation Committee recommended to the Board of Directors and granted 806,633 options to purchase the Company’s common stock to the Executive Officers of the Company. These options were granted for the purpose of bringing the beneficial ownership of the Company’s Executive Officers more in line and competitive with similar publicly held medical device companies of a similar size to that of the Company.

Director Compensation.

The outside and independent directors, Messrs. Tutag, Scoggin, Rau and Kikumoto, currently receive an annual stock option grant in addition to a cash payment of $500 per board meeting and $250 per board committee meeting for service on the Board.  The outside and independent directors also may be reimbursed for certain out-of-pocket expenses in connection with attendance at Board and committee meetings. For fiscal year 2006, Mr. Tutag received stock options to purchase 40,000 shares, and received cash compensation totaling $2,750 for Board service. The other outside and independent directors had not yet been appointed to the Board. No compensation was paid to Mr. Sasaki for his service on the Board, and no compensation will be paid to Mr. Walczewski.

Compensation Committee of Corgenix Medical Corporation

Robert Tutag

Charles H. Scoggin

Larry G. Rau

C. David Kikumoto

Nominating Committee

The Nominating Committee, which met once during 2006, is currently comprised of Messrs. Tutag, Scoggin, Rau and Kikumoto. Each member of the Nominating Committee is independent as defined by the American Stock Exchange listing standards. The Nominating Committee is responsible for overseeing and evaluating the Board’s performance and selecting and evaluating prospective board of director nominees and reviewing all matters pertaining to fees and retainers paid to directors for service on the board of directors or a board committee. The Committee also oversees and provides advice to the Board regarding our corporate governance policies, practices and procedures.

The Board of directors has adopted a written charter for the Nominating Committee, a copy of which is available on the Company’s website at www.Corgenix.com.

The Nominating Committee will receive, review and evaluate director candidates recommended by shareholders. The Committee has adopted written procedures to be followed by shareholders in submitting such recommendations. Candidates proposed by shareholders will be evaluated by the Committee in the same manner as candidates which are not proposed by shareholders. While shareholders may propose director nominees at any time, we must receive the required notice (described below) on or before the date set forth in the prior year’s annual proxy statement under the heading “Shareholder Proposals” in order to be considered by the Committee in connection with our next annual meeting of shareholders.

Shareholders wishing to recommend a director candidate to serve on the board may do so by providing advance written notice to the Chairman of the Nominating Committee, which identifies the candidate and includes certain information regarding the nominating shareholder and the candidate.  Procedures for nomination are discussed above on pages 3 and 4.

A nominee for director should be a person of integrity and be committed to devoting the time and attention necessary to fulfill his or her duties to Corgenix. The Nominating Committee will evaluate the independence of directors and potential directors, as well as his or her business experience, or specialized skills or experience.  The Committee will also consider issues involving possible conflicts of interest of directors or potential directors.

Nominating Committee of Corgenix Medical Corporation

Robert Tutag

Charles H. Scoggin

Larry G. Rau

C. David Kikumoto

Communication with Security Holders

We have established a process for security holders to communicate with the board of directors. Security holders wishing to communicate with the board of directors of Corgenix should send an email, write or telephone William Critchfield at the Company’s corporate offices:

William Critchfield

Corgenix Medical Corporation

11575 Main Street, Number 400

Broomfield, Colorado 80020

Telephone: (303) 457-4345

Facsimile: (303) 457-4519

wcritchfield@corgenix.com

All such communication must state the type and amount of Company securities held by the security holder and must clearly state that the communication is intended to be shared with the board of directors, or if applicable, with a specific committee of the board. Mr. Critchfield will forward all such communication to the members of the board or specific board committee.

Director Attendance at the Annual Meeting

All members of the board of directors are encouraged, but not required, to attend the annual meeting of shareholders. Three of the four directors that were in office at the time attended the 2005 annual meeting of shareholders, which was the last annual shareholders’ meeting held by the Company.

Code of Ethics

Corgenix has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller or those performing similar functions. We have also adopted a code of business conduct which applies to all directors and employees. A copy of the code of ethics and the code of business conduct are available on the Company’s website at www.Corgenix.com.

MANAGEMENT

Directors and Executive Officers.

The following table sets forth certain information with respect to the directors and executive officers of Corgenix as of March 1, 2007:

Name	Age	Position	Director/Officer Since**
Douglass T. Simpson	59	President and Chief Executive Officer, Director	1992
Luis R. Lopez, M.D.	59	Chief Medical Officer and Chairman	1990
William H. Critchfield	61	Senior Vice President, Finance and Administration and Chief Financial Officer	2000
Ann L. Steinbarger	54	Senior Vice President Operations	1996
Taryn G. Reynolds	48	Vice President Facilities and IT	1992
Robert Tutag	65	Director	2005
Dennis Walczewski	59	Director	2006
Charles H. Scoggin	62	Director	2006
Larry G. Rau	61	Director	2006
C. David Kikumoto	57	Director	2006

**Includes predecessor Company—REAADS Medical Products, Inc.

Douglass T. Simpson, Mr. Simpson’s biographical information is on page 6 of this Proxy Statement.

Luis R. Lopez, M.D.,  Dr. Lopez’s biographical information is on page 6 of this Proxy Statement.

William H. Critchfield, has been Senior Vice President Finance and Administration and Chief Financial Officer of the Company since April 2005 and was Vice President and Chief Financial Officer from December 2000 to April 2005.  Prior to joining Corgenix, Mr. Critchfield was Executive Vice President and Chief Financial Officer of U.S. Medical, Inc., a Denver, Colorado based privately held distributor of new and used capital medical equipment.  From May of 1994 through July of 1999, he served as President and Chief Financial Officer of W.L.C. Enterprises, Inc., a retail business holding company.  From November 1991 to May 1994, Mr. Critchfield served as Executive Vice President and Chief Financial Officer of Air Methods Corporation, a publicly traded company which is the leading U.S. company in the air medical transportation industry and is the successor company to Cell Technology, Inc., a publicly traded biotechnology company, where he served in a similar capacity from 1987-1991.  From 1986 through September 1987 he served as Vice President of Finance and Administration for Biostar Medical Products, Inc., a developer and manufacturer of diagnostic immunoassays.  In the past, Mr. Critchfield also served as Vice President of Finance for Nuclear Pharmacy, Inc., formerly a publicly traded company and the world’s largest chain of centralized radiopharmacies.  Mr. Critchfield is a certified public accountant in Colorado.  He graduated magna cum laude from California State University-Northridge with a Bachelor of Science degree in Business Administration and Accounting.

Ann L. Steinbarger, has been the Senior Vice President, Operations of Corgenix since April 2005 and was the Vice President of Sales and Marketing from May 1998 to April 2005.  Ms. Steinbarger joined Corgenix’s operating subsidiary in January 1996 as Vice President, Sales and Marketing with responsibility for its worldwide marketing and distribution strategies.  Prior to joining Corgenix, Ms. Steinbarger was with Boehringer Mannheim Corporation, Indianapolis, Indiana, a $200 million IVD company.  At Boehringer from 1976 to 1996, she served in a series of increasingly important sales management positions.  Ms. Steinbarger holds a B.S. degree in Microbiology from Purdue University in West Lafayette, Indiana.

Taryn G. Reynolds, has been a Vice President of Corgenix since May 1998.  Mr. Reynolds joined Corgenix’s operating subsidiary in 1992, serving first as Director of Administration, then as Managing Director, U.S. Operations. He has served as Vice President, Operations and in 1999, became Vice President, Facilities and Information Technology.  Prior to joining Corgenix, Mr. Reynolds held executive positions at Brinker International, MJAR Corporation and M&S Incorporated, all Colorado-based property, operational and financial management firms.

Robert Tutag, Mr. Tutag’s biographical information is on page 7 of this Proxy Statement.

Dennis Walcewski, Mr. Walcewski’s biographical information is on page 7 of this Proxy Statement.

Charles H. Scoggin, Dr. Scoggin’s biographical information is on page 7 of this Proxy Statement.

Larry G.  Rau, Mr. Rau’s biographical information is on page 8 of this Proxy Statement.

C. David Kikumoto, Mr. Kikumoto’s biographical information is on page 8 of this Proxy Statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, as well as persons beneficially owning more than 10% of the Company’s outstanding Common Stock, to file reports of ownership and changes in ownership with the Commission within specified time periods.  Such officers, directors and shareholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

In six instances during the fiscal year ended June 30, 2006, Form 4s were not timely filed.  The Form 4 for 5,000 shares purchased by Mr. Tutag on September 27, 2005, and for 5,000 shares purchased by Mr. Tutag on September 28, 2005, representing a total of 10,000 shares purchased on those two dates, was not filed until October 4, 2005.   The Form 4 for 5,000 shares purchased by Mr. Tutag in each of two transactions on October 6, 2005, and in each of two transactions on October 7, 2005, representing a total purchase of 20,000 shares on those two dates, was not filed until October 12, 2005.  The Form 4 for 315,000 shares sold by Mr. Reynolds on December 28, 2005, was not filed until January 10, 2006.  The Form 4 for stock options to purchase 10,000 shares granted to Mr. Tutag on December 14, 2005, was not filed until January 19, 2006.  The Form 4 for 20,000 shares purchased by Mr. Tutag on February 22, 2006, and for 20,000 shares purchased by Mr. Tutag on February 24, 2006, representing a total of 40,000 shares purchased on those two dates, was not filed until February 28, 2006.  The Form 4 for 100,000 shares purchased by Mr. Critchfield on February 24, 2006, was not filed until February 28, 2006.

EXECUTIVE COMPENSATION

The following table shows how much compensation was paid by Corgenix for the last three fiscal years to Corgenix’s Chief Executive Officer and each other executive officer whose total annual salary and bonus exceeded $100,000 for services rendered to the subsidiaries during such fiscal years (collectively, the “Named Executive Officers”).

Summary Compensation Table
		Annual Compensation				Long Term Compensation
					Other	Awards		Payouts
Name and principal position	Fiscal Year	Salary ($)	Bonus ($)		Annual Compensation (1)	Restricted Stock awards	Securities Underlying Options/SARs	LTIP payouts	All other compensation
Douglass T. Simpson	2006	$180,000			$14,540	—	—	—	—
President, Chief Executive	2005	$157,826			$11,970	—	—	—	—
Officer	2004	$148,386			$11,617	—	—	—	—
Dr. Luis R. Lopez	2006	$184,572	—		$18,289	—	—	—	—
Chairman and Chief	2005	$180,372	—		$15,057	—	—	—	—
Medical Officer	2004	$169,583	—		$14,679	—	—	—	—
William H. Critchfield	2006	$165,000	$17,556	(2)	$14,540	$40,000	—	—	—
Senior Vice President	2005	$140,916	—		$13,677	—	—	—	—
Finance and Administration and Chief Financial Officer	2004	$132,487	—		$14,679	—	—	—	—
Ann L. Steinbarger	2006	$150,000	—		$14,540	—	—	—	—
Senior Vice President	2005	$140,916	—		$11,970	—	—	—	—
Operations	2004	$132,487	—		$11,617	—	—	—	—
Taryn G. Reynolds	2006	$120,360	—		$18,289	—	—	—	—
Vice President Facilities	2005	$112,733	—		$15,057	—	—	—	—
and Information Technology	2004	$105,991	—		$14,679	—	—	—	—

(1) The Company paid each executive officer an automobile allowance of $500 per month in 2006 and $400 per month in 2004 and 2005 in addition to paying approximately 90% of each officer’s group health insurance premium.

(2) On February 24, 2006, Mr. Critchfield received a restricted stock award of 100,000 shares and a cash bonus to pay the estimated income taxes on said award of $17,556. The fair market value of the restricted stock at the date of issuance was $0.40.

Long-Term Incentive Compensation

Effective January 1, 1999, the Company adopted a Stock Compensation Plan to provide executive officers an opportunity to purchase shares of its common stock as a bonus or in lieu of cash compensation for services rendered. No issuances of stock were made under the Stock Compensation Plan to the named executive officers during fiscal year ended June 30, 2006.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information concerning option exercises by the named executive officers during the fiscal year ended June 30, 2006 and outstanding options held by the named executive officers as of June 30, 2006:

Name	Number of Shares Acquired on Exercise	Value Realized ($)	Number of Shares Underlying Unexercised Options at FY-End Exercisable/Unexercisable	Value of In-the-Money Options at FY-End ($) Exercisable/Unexercisable(1)
Douglass T. Simpson	0	0	149,613/136,667	36,290/57,400
Dr. Luis R. Lopez	0	0	66,667/144,180	16,668/28,000
William H. Critchfield	0	0	97,667/83,333	21,330/35,000
Ann L. Steinbarger	0	0	83,694/75,786	20,518/28,000
Taryn G. Reynolds	0	0	73,813/46,667	15,552/19,600

(1)  Based on the price of the Company’s common stock at June 30, 2006 of $0.42 per share.

Employment and Consulting Agreements

Corgenix has entered into employment agreements as of July 1, 2005 with the following officers. The current annual salaries are as noted opposite each of their names:

Officer	Current Annual Salary
•Douglass T. Simpson —	$211,000 as of July 1, 2006
•Dr. Luis R. Lopez —	$190,000 as of July 1, 2006
•William H. Critchfield —	$180,000 as of July 1, 2006
•Ann L. Steinbarger —	$161,000 as of July 1, 2006
•Taryn G. Reynolds —	$124,000 as of July 1, 2006

Each of the above employment agreements is for continuously renewable terms of three years, provides for severance payments equal to eighteen months of salary and benefits if the employment of the officer is terminated without cause (as defined in the respective agreements), and an automobile expense reimbursement of $500 per month.  Upon a Termination Upon a Change in Control (as defined in the respective agreements), if any of these officers were terminated without cause or terminates for good reason (as defined in the respective agreements), then the executive will also become entitled to a specific severance payment equal to three times the executive’s base salary.  The agreements provide that if any payments under the agreements would cause us to have paid an “excess parachute payment” as defined in Section 280G(b)(1) of the Internal

Revenue Code, the payment will be reduced to the highest amount that will not cause us to have paid an excess parachute payment.

If the officer elects to continue group health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (COBRA) following a Termination Upon a Change in Control or termination by the Company without cause, then the Company shall pay the difference between (a) the monthly group health insurance premium the executive was paying immediately prior to such termination and (b) the total monthly COBRA premium in relation to the continuation of the executive’s group health insurance coverage only. Such payments will be made for a period of time equal to eighteen (18) months in the event of a termination without cause, and thirty-six (36) months in the event of a termination upon a change in control.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of Corgenix is currently composed of Messrs. Tutag, Scoggin, Rau and Kikumoto with Mr. Tutag serving as Chairman.  No interlocking relationship exists between any member of the Board or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

BENEFICIAL OWNERSHIP OF CORGENIX MEDICAL STOCK

The following table sets forth, as of June 30, 2006, certain information regarding the ownership of Corgenix’s common stock by (i) each person known by Corgenix to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each of Corgenix’s directors, (iii) each executive officer and (iv) all of Corgenix’s executive officers and directors as a group.  Unless otherwise indicated, the address of each person shown is c/o Corgenix, 11575 Main Street, Suite 400, Broomfield, CO 80020.  Beneficial ownership, for purposes of this table, includes debt convertible into common stock and options and warrants to purchase common stock that are either currently exercisable or convertible or will be exercisable or convertible within 60 days of September 30, 2006.  Other than Dr. Lopez and Mr. Reynolds, no other director or executive officer beneficially owned more than 5% of the common stock.

The percentage ownership data is based on 11,318,291 shares of our common stock outstanding as of September 30, 2006. Under the rules of the SEC, beneficial ownership includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options or warrants or underlying convertible debt that are currently exercisable or convertible, or will become exercisable or convertible, within 60 days of June 30, 2006 are deemed outstanding for the purpose of computing the percentage ownership of the person holding the option or warrant, convertible preferred stock, or convertible promissory note, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, we believe that the beneficial owners of the shares of common stock listed below have sole voting and investment power with respect to all shares beneficially owned.

	Amount and Nature of Beneficial Owner
Name and Address of Beneficial Owner	Number	Percent of Class
Barron Partners LP (2) c/o Barron Capital Advisors, LLC 730 Fifth Avenue, 9th Floor New York, NY 10019	583,172	4.90%
CAMOFI Master LDC (3) 350 Madison Avenue New York, NY 10017	594,446	4.99%
Truk Opportunity Fund (3) c/o RAM Capital Resources, LLC One East 52nd Street, Sixth Floor New York, NY 10022	594,446	4.99%
Taryn G. Reynolds (1)	979,668	8.62%
Ascendiant Capital Group LLC, Ascendiant Securities LLC (4) 18881 Von Karman Avenue, 16th Floor Irvine, CA 92612	594,446	4.99%
Dr. Luis R. Lopez (1)	848,014	7.73%
Truk International Fund (3) c/o RAM Capital Resources, LLC One East 52nd Street, Sixth Floor New York, NY 10022	381,141	3.26%
Douglass T. Simpson (1)	355,359	3.25%
William H. Critchfield (1)	207,667	1.92%
Robert Tutag (1)	150,000	1.39%
Ann L. Steinbarger (1)	102,667	0.94%
Larry G. Rau (1)	52,000	0.48%
Dr. Charles H. Scoggin (1)	30,000	0.28%
David Kikumoto (1)	30,000	0.28%
Mid South Investor Fund	800,000	7.17%
Burnham Securities	607,452	6.67%
Randall Stern (5)	594,446	4.99%
Medical & Biological Laboratories Co., Ltd.	1,681,340	14.45%
All current directors and current executive officers as a group (11 persons)	2,724,718	21.95%

(1)                Current director or officer

(2)                Contractual restrictions in the Barron Partners preferred stock purchase agreement and warrants prohibit Barron Partners, L.P. from exercising any warrants or converting any preferred stock if such conversion or exercise would cause it to exceed 4.90% beneficial ownership of Corgenix. Barron Partners holds convertible preferred stock plus warrants to acquire up to 21,514,286 shares of common stock.

(3)                Contractual restrictions in its convertible note, warrants, and purchase agreement with Corgenix prohibit each of CAMOFI and Truk Opportunity Fund from exercising any warrants or converting any debt if such conversion or exercise would cause either entity to exceed 4.99% beneficial ownership of Corgenix. CAMOFI and Truk Opportunity Fund hold convertible debt and warrants to acquire up to 15,975,356 shares of common stock, without taking into account interest on the debt, which may also be converted into shares of common stock.  Michael E. Fein and Stephen E. Saltzstein, as principals of Atoll Asset Management, LLC, the Managing Member of Truk Opportunity Fund, LLC, exercise investment and voting control over the securities owned by Truk Opportunity Fund, LLC.  Both Mr. Fein and Mr. Saltzstein disclaim beneficial ownership of the securities owned by Truk Opportunity Fund, LLC.

(4)                For purposes of this calculation, the holdings of Ascendiant Capital Group, LLC have been aggregated with Ascendiant Securities, L.P. Contractual restrictions in the warrants held by the Ascendiant entities prohibit them from exercising any warrants if such exercise would cause either entity to exceed 4.99% beneficial ownership of Corgenix. The Ascendiant entities together hold warrants to acquire up to 3,281,626 shares of common stock.

(5)                Contractual restrictions in the warrants held by Mr. Stern prohibit him from exercising any warrants if such exercise would cause him  to exceed 4.99% beneficial ownership of Corgenix.  Mr. Stern holds warrants to acquire up to 740,333 shares of common stock.

CERTAIN RELATIONSHIPS AND

RELATED TRANSACTIONS

There have not been any transactions, or series of similar transactions, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any director or executive officer of the Company, nominee for election as a director, any five percent security holder or any member of the immediate family of any of the foregoing persons had, or will have, a direct or indirect material interest.

PROPOSAL 2

APPROVAL OF THE 2007 INCENTIVE COMPENSATION PLAN

Introduction

On February 22, 2007 the Board approved the 2007 Incentive Compensation Plan (the “Plan”), subject to shareholder approval. The Company is proposing to authorize the issuance of up to 3,000,000 shares under the Plan. At the annual meeting, shareholders will be asked to approve the Plan.  The Plan is attached hereto as Attachment B and the following description is qualified in its entirety by reference to the Plan.

If the Plan is approved by shareholders, Corgenix contemplates that future awards may be granted under the Plan or under any or all of the other unexpired plans. The Plan permits incentive compensation awards of stock options and restricted stock to any employee, officer, director or consultant of Corgenix.  The Company has not yet filed a registration statement for the shares called for by the Plan, but anticipates doing so promptly after shareholder approval.

Purpose

The purpose of the Plan is to attract and retain directors (currently 7 individuals), officers (currently 5 individuals), consultants, and employees (currently 47 individuals) and to motivate such persons by relating incentive compensation to increases in shareholder value.

SUMMARY OF THE 2007 INCENTIVE COMPENSATION PLAN

The full text of the 2007 Incentive Compensation Plan is set forth as Attachment B to this proxy statement. The following Plan summary is qualified by reference to that text.

Shares Subject to the 2007 Incentive Compensation Plan

Initially, 3,000,000 shares of common stock are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Compensation Committee (the “Committee”) may from time to time deem necessary.  The shares may be divided among the various Plan components as the Committee shall determine.  The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued stock, or as treasury stock, at least the number of shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

Any future benefits under the Plan will depend on Corgenix’s performance and decisions of the Committee regarding the granting of stock options and restricted shares as well as the fair market value of the common stock at various future dates. As a result, it is not possible to determine the benefits that will be received by directors, employees and consultants if the Plan is approved by the shareholders.

Administration

The Plan shall be administered by the Committee.  In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select Participants from among the eligible participants to whom Awards will be granted, the form of each Award, the amount of each Award and any other terms and conditions of each Award as the Committee may deem necessary or desirable and consistent with the terms of the Plan.  The Committee shall determine the form or forms of the agreements with Participants which shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical.  The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company.

Participation

Participants in the Plan shall be those Participants who, in the judgment of the Committee, are performing, or during the term of their employment will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives.  Participants may be granted from time to time one or more Awards.

Price

The price at which each Share covered by an Option may be purchased shall be determined in each case by the Committee and set forth in the stock option agreement, but in no event shall the Option Price for each Share covered by an Incentive Stock Option be less than the Fair Market Value of the Stock on the date the Option is granted; provided that the Option Price for each Share covered by a Non-Statutory Option may be granted at any price less than Fair Market Value, in the sole discretion of the Committee.  In addition, the Option Price for each Share covered by an Incentive Stock Option granted to an Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the stock subject to the Incentive Stock Option on the date the Option is granted.

Duration of Options

Each stock option agreement shall state the period of time, determined by the Compensation Committee, within which the Option may be exercised by the Option Holder (the “Option Period”).  The Option Period must expire, in all cases, not more than seven years from the date an Option is granted.  Each stock option agreement shall also state the periods of time, if any, as determined by the Compensation Committee, when incremental portions of each Option shall vest.  With certain exceptions set out on the Company’s equity award agreements, no portion of any Option shall vest earlier than one year after the date of grant of the Option.

Restricted Stock Program

Awards Granted.  Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Restricted Stock Awards consisting of Shares.  The number of Shares granted as a Restricted Stock Award shall be determined by the Committee.  Each Restricted Stock Award shall be evidenced by a written equity award agreement that shall be entered into by the Company and the Participant to whom the Award is granted.

Restrictions.  A Participant’s right to retain a Restricted Stock Award granted to such Participant shall be subject to such restrictions set forth in the equity award agreement, including but not limited to his or her continuous employment by the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award.  The Committee may in its sole discretion require different periods of employment or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the Shares constituting a Restricted Stock Award.

Plan Amendment, Modification, and Termination

The Committee may at any time terminate, and from time-to-time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that either shareholder and/or Board approval is otherwise necessary or desirable.

No amendment, modification or termination of the Plan shall in any manner adversely affect any Awards theretofore granted under the Plan, without the consent of the Participant holding such Awards.

Change in Control

In the event of a change in control of the Company, then the Committee shall have the power and discretion to prescribe the terms and conditions for the exercise of, or modification of, any outstanding Awards granted hereunder.  In essence, the Committee may provide for the complete or partial acceleration of the dates of exercise of the Options, or may provide that such Options will be exchanged or converted into options to acquire securities of the surviving or acquiring corporation, or may provide for a payment or distribution in respect of outstanding Options (or the portion thereof that is currently exercisable) in cancellation thereof.  The Committee may modify the performance requirements for any other Awards.  The Committee may provide that Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire.  Any such determinations by the Committee may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants.

Federal Income Tax Consequences

The following is a general summary of the federal income tax consequences that may apply to recipients of the options under the Plan. Because application of the tax laws varies according to individual circumstances, a participant should seek professional tax advice concerning the tax consequences of his or her participation in the Plan, including the potential application and effect of state, local and foreign tax laws and estate and gift tax considerations.

Incentive Stock Options. A participant who is granted an ISO recognizes no taxable income when the ISO is granted. Generally, a participant will not recognize taxable income upon exercise of an ISO for regular income tax purposes, but generally will recognize taxable income upon the exercise of an ISO for alternative minimum tax (“AMT”) purposes (see below). A participant who exercises an ISO will recognize taxable gain or loss upon the sale of the shares underlying the option. Any gain or loss recognized on the sale of shares acquired upon exercise of an ISO is taxed as capital gain or loss if the shares have been held for more than one year after the option was exercised and for more than two years after the option was granted. If the participant disposes of the shares before the required holding periods have elapsed (a “disqualifying disposition”), the participant is taxed as though he or she had exercised an NSO, or non-statutory option, except that the ordinary income on exercise of the option is recognized in the year of the disqualifying disposition and generally is the lesser of the original spread upon exercise or the excess of the amount realized in the sale of the stock over the original option price. We will not be entitled to a deduction with respect to the ISO or the ISO shares.

Alternative Minimum Tax. The exercise of an ISO may result in tax liability under the AMT. The AMT provides for additional tax equal to the excess, if any, of (a) 26% or 28% of “alternative minimum taxable income” in excess of a certain exemption amount, over (b) regular income tax for the taxable year. For purposes of calculating alternative minimum taxable income, an ISO is treated as if it were an NSO, so the difference between the fair market value of the shares on the date of exercise and the option price will be deemed to be income for this purpose and the taxpayer will hold the shares with a tax basis equal to such fair market value on the date of exercise for subsequent AMT purposes. Application of the AMT to any exercise of an ISO and to a disqualifying disposition of shares is complex and will vary depending upon each person’s circumstances. Each holder of an ISO is cautioned to determine the effect, if any, of an ISO exercise before it is made.

Nonqualified Stock Options. The tax treatment of NSOs differs significantly from the tax treatment of ISOs. No taxable income is recognized when an NSO is granted but, upon the exercise of an NSO, the difference between the fair market value of the shares underlying the option on the date of exercise (or up to 6 months later if the option is subject to Section 16(b) of the Securities Exchange Act of 1934) and the exercise price is taxable as ordinary income to the recipient and is generally deductible by Corgenix. The recipient will have a tax basis in the shares equal to the fair market value on the date of exercise and the holding period for the shares will begin on the day after the date the option is exercised. For long-term capital gain treatment, the shares must be held for more than one year.

Restricted Share Awards. A participant who receives a restricted share award does not recognize income at the time of the grant of such award. However, when shares of restricted stock are no longer subject to a substantial risk of forfeiture, grantees recognize ordinary income in an amount equal to the fair market value of the shares less the amount paid, if any, for the shares. Alternatively, the participant may elect to recognize income upon the grant of the shares and not at the time the restrictions lapse. The election is made by filing a required notice with the Internal Revenue Service within 30 days from the grant, with a copy to Corgenix. We generally are entitled to deduct an amount equal to the income recognized by the grantee at the time the grantee recognizes the income.

Withholding. Corgenix may be required to withhold federal, state or local taxes in connection with any share option or other award under the Plan, including, but not limited to, withholding of any portion of any payment or withholding from other compensation payable to the participant, unless such person reimburses Corgenix for such amount.

SUMMARY OF STOCK OPTION INFORMATION

As of December 31, 2006, no options to purchase common stock had been granted under the 2007 Incentive Compensation Plan.

Vote Required to Approve 2007 Incentive Compensation Plan; Board Recommendation

The affirmative vote of holders of a majority of the outstanding shares of common stock of the Company entitled to vote and present at the Annual Meeting is required for approval of Proposal Two.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE “FOR” APPROVAL OF THE 2007 INCENTIVE COMPENSATION PLAN

PROPOSAL 3

APPROVAL OF THE SECOND AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

Introduction

On February 22, 2006, the Board approved the Second Amended and Restated Employee Stock Purchase Plan (“ESPP”). The Company is proposing to amend the ESPP to increase the aggregate number of shares that may be issued under the ESPP to 400,000.

History of the ESPP

The Board and the shareholders have previously approved two versions of the ESPP: the Employee Stock Purchase Plan received the approval of the board on October 27, 1999, and the approval of the shareholders on January 26, 2000; the Amended and Restated Employee Stock Purchase Plan received the approval of the Board on October 3, 2002, and the approval of the shareholders on December 11, 2002.

As of the date of this Proxy Statement, only 386 shares remain available for issuance under the ESPP.  The Company has not yet filed a registration statement for the shares called for by the ESPP, but anticipates doing so promptly after shareholder approval.

Purpose

The ESPP is intended to provide eligible employees of Corgenix with an opportunity to acquire an interest in Corgenix at a discount through their participation in a plan designed to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code. The Board believes that the proposed ESPP is necessary to enable the Company to meet its anticipated needs.

Summary of the ESPP

The full text of the ESPP is set forth as Attachment C to this Proxy statement. The following summary of the ESPP is qualified by reference to that text.

Administration

The ESPP will be administered by the Board (the “Plan Administrator”), which may from time to time delegate all or part of its authority to a committee composed of at least two (2) members of the Board, all of whom will be non-employee directors (as defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended). The Plan Administrator has full authority to:

•              administer the ESPP;

•                                          adopt such rules and regulations for administering the ESPP as it may deem necessary in order to comply with the requirements of Section 423 of the Internal Revenue Code; and

•                                          delegate to an agent or agents any of  its responsibilities under the ESPP except its responsibilities to:

•                                          establish the number of shares available for purchase by eligible employees during any purchase period,

•                                          establish the maximum and minimum percentage of base  compensation to be paid by any single employee  for the purchase of common stock during any of the periods, and

•                                          construe and  interpret the provisions of the ESPP.

No individual Plan Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the ESPP, and all individual Plan Administrators will, in addition to their rights, if any, as directors, be fully protected by Corgenix with respect to any such action, determination or interpretation.

Purchase Period

Unless otherwise determined by the Plan Administrator, a “Purchase Period” will commence on the first day of each calendar quarter and will terminate on the last day of each such quarter. The Plan Administrator may establish differing commencement dates and durations; provided however, that in no event will a Purchase Period extend beyond twenty-seven (27) months, nor will two (2) Purchase Periods run concurrently.

Securities to be Offered

The stock purchasable by participants in the ESPP will be Corgenix’s authorized but unissued or reacquired common stock. In order to have shares available for sale under the ESPP, Corgenix may repurchase shares of common stock on the open market, or issue authorized but unissued common stock. The maximum number of shares that may be sold to employees during any single Purchase Period will be established by the Plan Administrator prior to the beginning of the Purchase Period; provided however, that the total number of shares which may be sold to employees throughout the entire duration of the Employee Stock Purchase Plan will not exceed 400,000 shares (subject to adjustment as described below).

Eligibility and Participation

Every employee of Corgenix who, on the commencement date of a subject Purchase Period, is actively employed (unless temporarily off the payroll due to illness, vacation, jury duty or other employer-approved absence) on a basis which customarily requires not less than twenty (20) hours of service per calendar week (a “Participant”) is eligible to participate in the ESPP during such Purchase Period. An eligible employee may participate in the ESPP at the beginning of a particular Purchase Period by completing the enrollment forms prescribed by the Plan Administrator and filing such forms at least fifteen (15) days prior to such Purchase Period.

Purchase of Securities Pursuant to the ESPP

An eligible employee who becomes a Participant for a particular Purchase Period will have the right, as of the beginning of the Purchase Period, to purchase common stock upon the terms and conditions of the ESPP and will execute a purchase agreement embodying such terms and conditions and such other provisions, not inconsistent with the ESPP, as the Plan Administrator may deem advisable.

Each Participant will, for any Purchase Period, have the right to purchase common stock with a total purchase price equal to a designated percentage between one percent (1%) and ten percent (10%) of each Participant’s compensation. A “Participant’s Compensation” for a particular Purchase Period is the amount of the Participant’s after tax base salary or wages and overtime pay but excluding bonuses and other incentive payments. No right to purchase common stock under the ESPP will be granted to an employee if such employee would, immediately after the grant, own shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of Corgenix as defined in Section 424(f) of the Internal Revenue Code.

Termination of Participation

A Participant may, at any time prior to the last day of the Purchase Period, terminate his or her right to purchase stock under the ESPP by filing the prescribed notification form. A Participant’s termination of his or her right to purchase will be irrevocable with respect to the Purchase Period to which it pertains. Upon such election, the entire balance collected during such Purchase Period will be refunded in cash and no further amounts will be deducted from the Participant’s payroll.

Purchase Price

The purchase price per share of common stock under the ESPP will be 85% of the fair market value of a share of common stock on the commencement date of the subject Purchase Period or on the last day of the Purchase Period, whichever is lower. The fair market value of a share of common stock on any date is to be the closing sales price, as quoted by the National Association of Securities Dealers through the OTC Bulletin Board, for the date in question, or, if the common stock is listed on a national stock exchange, the officially-quoted closing sales price on such exchange on the date in question.

Payment of Purchase Price

Payment of the purchase price for common stock under the ESPP will be effected by means of payroll deduction in an amount equal to the percentage of the Participant’s Compensation designated by the Participant in the purchase agreement. A Participant may, only once during a Purchase Period (other than by reason of termination), reduce the percentage of compensation to be paid for shares of common stock to a lesser whole percentage by giving written notice to the Plan Administrator.

Adjustments to Securities

In the event any change is made to the common stock purchasable under the ESPP (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend in excess of 10% at any single time, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), then appropriate adjustments will be made to:

•              the maximum number of shares  purchasable under the ESPP,

•                                          the maximum number of shares  purchasable under any right to purchase common stock  outstanding  under the ESPP, and

•                                          the number of shares and price per share subject to rights to purchase common stock outstanding under the ESPP.

Termination of Employment

If a Participant ceases to be an employee of Corgenix for any reason (including death or retirement) during a Purchase Period, the Participant or the Participant’s personal representative has thirty (30) days thereafter to elect to either receive a stock certificate for the number of shares of common stock paid for during the Purchase Period up to the day prior to the date of the Participant’s cessation of employment or receive a cash refund of all sums previously collected during such Purchase Period. Failure to make a timely election will be treated as an election to receive a cash refund.

Exercise

Each right to purchase common stock under the ESPP other than a purchase right which has been accelerated under the ESPP or which has been previously terminated under the ESPP will be exercised automatically on the last day of the Purchase Period. Within forty-five (45) days after the end of each Purchase Period, the Participant, or his or her nominee, will be issued a stock certificate for the whole number of shares for which the Participant’s right to purchase has been exercised. Not more than one certificate will be issued pursuant to the exercise of any right to purchase common stock under the ESPP. Any excess of the amount previously collected during the Purchase Period over the purchase price of the issued shares will be promptly refunded or left on deposit for the ensuing quarterly period.

If the total number of shares of common stock purchasable under the purchase agreement of all Participants for a particular Purchase Period exceeds the number of shares available under the ESPP, then the Plan Administrator will make a pro rata allocation of the available shares and will notify the Participants of such allocation.

Tax Effects of Plan Participation

The following is the Company’s general understanding of the federal income tax consequences that may apply to Participants who purchase stock pursuant to the ESPP.  Because application of the tax laws varies according to individual circumstances, a Participant should seek professional tax advice concerning the tax consequences of his or her participation in the ESPP, including the potential application and effect of state, local and foreign tax laws and estate and gift tax considerations.

An eligible participant in the ESPP will not include any amount in his or her gross income as a result of either the right to participate in a purchase or the Participant’s actual purchase of stock pursuant to the ESPP, and no deductions will be allowed to the

Company.  However, when that stock is sold, such Participant may have to report compensation, income, capital gain or capital loss.

If the holding period requirements described in the following paragraph are met, the sale of stock is treated generally as capital gain or loss.  However, a Participant may have reportable W-2 wages if: (1) the Participant’s purchase price of the stock was below the stock’s fair market value at the time the stock was purchased, or (2) the Participant did not meet either or both of the holding period requirements described below.

The two holding period requirements are: (1) a taxpayer must not dispose of the stock within two years from the time the stock was purchased, and (2) a taxpayer must not dispose of the stock within one year from when the stock was transferred to the taxpayer.  If a taxpayer does not meet either or both of these holding period requirements at the time he or she sells the stock, there is a “disqualifying disposition” of the stock. In such a case, compensation income wages that the Participant would report in the year of the disqualifying disposition is the excess of the fair market value of the stock on the date the stock was transferred to the Participant less the amount the participant paid for the shares.

If the two above-referenced holding period requirements are met, but the Participant’s purchase price is below the fair market value of the stock at the time the stock was purchased, the Participant will report such discount as compensation income (wages) when the participant sells the stock.  Generally, this compensation income is the lesser of: (1) the excess of the fair market value of the stock on the date of the disposition, less the purchase price, or (2) the excess of the fair market value of the stock at the time the stock was purchased less the purchase price.

If the two above-described holding period requirements are met and the gain recognized on the sale of the stock is more than the amount the Participant reported as compensation income, the remainder is a capital gain reported on Form 1040, Schedule D.

Withholding Taxes

Corgenix may withhold any taxes required by any law or regulation of any governmental authority, whether federal, state or local, in connection with the purchase of common stock under the ESPP or the sale of such stock that is not held for at least two (2) years after the beginning of the Purchase Period during which the common stock was purchased. Such withholding may include all or any portion of any payment or other compensation payable to the Participant, unless the Participant reimburses Corgenix for such amount.

Assignability

Unless otherwise determined by the Board, no right to purchase common stock granted under the ESPP is assignable or transferable by a Participant other than by will or the laws of descent and distribution, and during the lifetime of the Participant, such purchase rights will be exercisable only by the Participant.

Accrual Limitations

No Participant will be entitled to accrue rights to purchase common stock under the ESPP which, when aggregated with purchase rights accruable by him under other qualified employee stock purchase plans (within the meaning of Section 423 of the Code) of Corgenix (as defined in Section 424(f) of the Code), would permit such Participant to purchase more than $25,000 worth of common stock (determined on the basis of the fair market value of common stock on the date the Participant accrues purchase rights under the ESPP) for each calendar year such purchase rights are at any time outstanding.

Amendment and Termination

The Board may from time to time alter, amend, suspend or discontinue the ESPP; provided, however, that no such action will adversely affect rights and obligations with respect to rights to purchase common stock at the time outstanding under the ESPP. In addition, no action may be taken by the Board without the approval of the shareholders of Corgenix that would:

•              increase

•              the number of shares  subject to the Amended  ESPP, or

•                                          the maximum number of shares for which a right to purchase common stock under the ESPP may be exercised (unless necessary to effect the adjustments as described below);

•              extend the term of the ESPP;

•                                          alter the per share purchase price formula so as to reduce the purchase price per share specified in the ESPP;

•              materially increase the benefits accruing to participants under the ESPP;

•                                          materially modify the requirements for eligibility to participate in the ESPP; or

•                                          cause the ESPP to fail to meet the requirements of an “employee stock purchase plan” under Section 423 of the Internal Revenue Code.

Change in Control of Corgenix

Subject to the limitations on amending the ESPP, in the event Corgenix or its shareholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of Corgenix by means of sale, merger, reorganization or liquidation, each Participant of the ESPP may either receive a stock certificate for the number of shares of common stock paid for during the Purchase Period up to the day prior to such transaction date or receive a cash refund of deposits collected during such Purchase Period.

Vote Required to Approve the Second Amended and Restated Employee Stock Purchase Plan; Board Recommendation

The affirmative vote of holders of a majority of the outstanding shares of common stock of the Company entitled to vote and present at the Annual Meeting is required for approval of Proposal Three.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE “FOR” APPROVAL OF THE SECOND AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

PROPOSAL 4

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Company’s principal outside accountant who serves as the Company’s auditor and the Company’s principal outside accountant for preparation of the Company’s Federal and State income tax returns is Hein & Associates LLP.

KPMG LLP was previously the principal accountant for Corgenix Medical Corporation. On March 8, 2005, that firm was dismissed by Corgenix as principal accountant and Hein & Associates LLP was engaged as principal accountant. The decision to change accountants was approved by the audit committee of the board of directors. In connection with the audits of the two fiscal years ended June 30, 2004, and the subsequent interim period through March 8, 2005, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit reports of KPMG LLP on the consolidated financial statements of Corgenix Medical Corporation and subsidiaries as of and for the years ended June 30, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

KPMG LLP’s report on the consolidated financial statements of Corgenix Medical Corporation and subsidiaries as of and for the years ended June 30, 2004 and 2003, contained a separate paragraph stating “as discussed in note 1 (g) to the consolidated financial statements, effective July 1, 2002, the Company changed its method of accounting for goodwill as prescribed by Statement of Financial Accounting Standards No. 142.”

The aggregate fees billed by such firms for each of the last two fiscal years for professional services rendered by the Company’s principal accountants are as follows:

	Audit Fees (Includes Form QSB Reviews & Consents)	Audit-Related Fees	Tax Fees	All Other Fees
2006-Hein	$53,455	—	$5,260	—
2005-Hein	$53,800	—	$8,500	—

The Company’s Audit Committee (the “Committee”) is responsible for the appointment, compensation, retention and oversight of the work of the registered public accounting firm (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Committee pre-approves all permissible non-audit services and all audit, review or attest engagements required under the securities laws (including the fees and terms thereof) to be performed for the Company by its registered public accounting firm, provided, however, that de-minimus non-audit services may instead be approved in accordance with applicable SEC rules.

The Audit Committee of the Board of Directors recommended, and the Board has selected, subject to ratification by a majority vote of the shareholders in person or by proxy at the Annual Meeting, the firm of Hein & Associates LLP to continue as the Company’s independent public accountant for the current fiscal year ending June 30, 2007.  Hein & Associates LLP served as the principal independent public accounting firm utilized by us for the fiscal year ended June 30, 2006.  We anticipate that a representative of Hein & Associates LLP will attend the Annual Meeting for the purpose of responding to appropriate questions.  At the Annual Meeting, a representative of Hein & Associates LLP will be afforded an opportunity to make a statement if desired, and will be available to respond to appropriate questions.

Votes Required to Ratify Accountants; Board Recommendation

Ratification of Hein & Associates LLP’s appointment requires the affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting, in person or by properly executed proxy, and entitled to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFYING THE APPOINTMENT OF HEIN & ASSOCIATES LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

SHAREHOLDER PROPOSALS

No shareholder proposals were received by Corgenix for inclusion in this year’s Proxy Statement.  If a shareholder wishes to present a proposal to be included in the proxy statement for the 2007 annual meeting of shareholders, the proposal must be submitted in writing and received by the Corporate Secretary of Corgenix at its corporate offices located at 11575 Main Street, Suite 400, Broomfield, Colorado 80020, no later than November 24, 2007.

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN

YOUR PROXY CARD

IN THE ENVELOPE PROVIDED

AS SOON AS POSSIBLE

Attachment A

CORGENIX MEDICAL CORPORATION
AUDIT COMMITTEE CHARTER

CORGENIX MEDICAL CORPORATION

Audit Committee Charter

(Adopted August 2, 2006)

1.             Purpose

1.1                                 The purpose of the Audit Committee (“Audit Committee”) of the Board of Directors (the “Board”) of Corgenix Medical Corporation (the “Company”) is to:

1.1.1                        review, evaluate, and discuss the financial statements and other financial information prepared on behalf of the Company;

1.1.2                        select, retain, and monitor the independence and performance of the Company’s outside auditors, including overseeing the audits of the Company’s financial statements and approving any non-audit services;

1.1.3                        assist the Board in fulfilling its oversight responsibilities, primarily though overseeing management’s conduct of the Company’s accounting and financial reporting process and systems of internal accounting and financial controls;

1.1.4                        provide an avenue of communication among the outside auditors, management, and the Board;

1.1.5                        prepare an annual report of the Audit Committee for inclusion in the Company’s proxy statement; and

1.1.6                        perform such other functions as the Board may from time to time assign to the Audit Committee.

2.             Charter

2.1                                 This charter is the written charter of the Audit Committee (the “Charter”).

3.             Composition

3.1                                 The Audit Committee will at all times consist of, at a minimum, two (2) directors.

3.2                                 Each of the members of the Audit Committee will meet the independence and qualification requirements as provided in the American Stock Exchange Company Guide, and applicable laws and regulations, including Rule 10A-3 of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.

3.3                                 At least one (1) member of the Audit Committee will have accounting or related financial management expertise as required under the American Stock Exchange Company Guide.

3.4                                 At least one (1) member of the Audit Committee should, circumstances permitting, be an “audit committee financial expert” as that term is defined under Item 401(e) of Regulation S-B.

3.5                                 The Nominating and Governance Committee will recommend nominees for appointment to the Audit Committee annually and as vacancies or newly created positions occur.  Audit Committee members will be appointed by the Board and may be removed by the Board at any time.

3.6                                 The Nominating and Governance Committee will recommend to the Board, and the Board will designate, the chair of the Audit Committee (the “Chair”).

3.7                                 The Chair will be responsible for leadership of the Audit Committee, including preparing the agenda, presiding over Audit Committee meetings, making Audit Committee assignments, and reporting the Audit Committee’s actions to the Board.

4.             Meetings

4.1                                 The Audit Committee will meet not less than on a quarterly basis, and as often as it deems necessary or appropriate, to perform its duties and responsibilities under the Charter, either in person or telephonically.

4.2                                 The Audit Committee may create subcommittees, each of which will report to the Audit Committee.

4.3                                 The Audit Committee will report to the full Board with respect to its meetings, and provide the Board with a copy of the minutes of all Audit Committee meetings.

4.4                                 The majority of the members of the Audit Committee constitute a quorum, and the Audit Committee will act at an in person or telephonic meeting only by majority vote.  The Audit Committee may also act by unanimous written consent.

4.5                                 The Audit Committee will meet separately, periodically, with management, with internal auditors (or other persons responsible for the internal audit function) and with the outside auditors.

5.             Audit Committee Responsibilities, Duties, and Powers

5.1                                 General

5.1.1                        The Audit Committee’s principal responsibility is one of oversight.

5.1.2                        Management is responsible for the Company’s financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted procedures designed to assure compliance with accounting standards and applicable laws accounting principles.  The Company’s independent auditors are responsible for auditing those financial statements.  Our responsibility is to monitor and review these processes.  It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures.  We are not employees of the Company and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing.  Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company’s financial statements.

5.1.3                        Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and regulations.  Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of our Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that our Company’s independent accountants are in fact “independent.”

5.1.4                        The Committee’s specific responsibilities, duties, and powers are set forth below.

5.2                                 Financial Statements and Other Financial Information

5.2.1                        Annual Financial Statements.  The Audit Committee will review, evaluate, and discuss with outside auditors and with management the Company’s annual audited financial statements and other related information prior to filing or distribution.  The review should include discussion of the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the outside auditors’ opinion with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application of such accounting principles.  The Committee will determine whether to recommend to the Board that the financial statements be included in the Company’s annual report on Form 10-KSB for filing with the SEC.

5.2.2                        Interim Financial Statements.  The Audit Committee will review and evaluate with outside auditors and with management, and require the outside auditors to review, the Company’s interim financial statements and other related information prior to filing or distribution.  The review should include discussion of the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”  The Committee will determine whether to recommend to the Board that the financial statements be included in the Company’s annual report on Form 10-QSB for filing with the SEC.

5.2.3                        Earnings Press Releases and Other Financial Information.  The Audit Committee will discuss with management the Company’s policies and practices regarding earnings press releases and supplemental information releases, as well as any financial information and earnings guidance, if any, provided by the Company to analysts and rating agencies.

5.3                                 Outside Auditors

5.3.1                        Engagement and Retention.  The Audit Committee will select, compensate, oversee, retain, and, if appropriate, replace any outside auditors of the Company engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the issuer.  The outside auditors shall report directly to the Audit Committee.

5.3.2                        Auditor Independence.  The Audit Committee will review and discuss with the outside auditors all significant relationships that the auditors and their affiliates have with the Company and its affiliates in order to determine the auditors’ independence.  The Audit Committee shall:  (i) request, receive and review on a periodic basis, a formal written statement from the outside auditors, consistent with the Independent Standards Board, Standard No. 1, delineating all relationships between the outside auditors and the Company and describing all services provided by the outside auditors and the related fees; (ii) discuss with the outside auditors any disclosed relationships or services that may impact the objectivity and independence of the outside auditors; and (iii) recommend that the Board take appropriate action in response to the outside auditors’ report to satisfy itself of the outside auditors’ independence.

5.3.3                        Pre-Approval of Audit and Non-Audit Services.  The Audit Committee will pre-approve all engagement letters and fees for all auditing services (including providing comfort letters in connection with securities underwritings) and all non-audit services performed by the outside auditors, subject to any exceptions to this pre-approval requirement under applicable SEC rules.  This pre-approval authority may be delegated to one or more members of the Committee, and any such member or members shall report any decisions made under that delegation to the full Committee at its next scheduled meeting.  The Committee shall not approve any non-audit services by outside auditors that are prohibited by SEC rules or AMEX Listing Rules.  The Audit Committee may adopt policies and procedures regarding these pre-approval requirements.

5.3.4                        Report on Auditor’s Internal Control Procedures and Peer Review.  The Audit Committee will obtain and review a report by the outside auditors’ describing:  (i) the outside auditors’ internal quality control procedures and (ii) any material issues raised by the most recent internal quality-control review or peer review of the outside auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five (5) years, with respect to one or more outside audits carried out by the outside auditors, and any steps taken to deal with any such issues.

5.3.5                        Audit Scope, Plan, and Procedures.  The Audit Committee will review the outside auditors’ audit plan, including discussing scope, staffing, locations, reliance upon management, and internal audit and general audit approach.  Receive confirmation from the outside auditors that no limitations have been placed on the scope or nature of their audit scope, plan, or procedures.

5.3.6                        Relationship Between Auditors and Management During Audit.  The Audit Committee will review the results of any material difficulties, differences, or disputes with management encountered during the course of the audit or reviews and responsible for overseeing the resolution of such difficulties, differences, and disputes.

5.3.7                        Significant Findings and Management Responses.  The Audit Committee will review significant findings prepared by the outside auditors and the Company’s accounting department together with management’s responses to such findings.

5.3.8                        Critical Accounting Policies.  The Audit Committee will review and discuss all critical accounting policies identified to the Committee by the outside auditors.

5.3.9                        Alternative Treatments.  The Audit Committee will review the alternative treatments of financial information under generally accepted accounting principles discussed by the outside auditors with management, the ramifications of each treatment, and the method preferred by the Company’s outside auditors.

5.3.10                  Judgments About Accounting Principles.  Consider the outside auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

5.3.11                  SAS 61 Communications.  The Audit Committee will discuss certain matters required the outside auditor’s judgments as to the quality, not just the acceptability, of the

                                                Company’s accounting principles and such other matters that required to be communicated to audit committees in accordance with AICPA SAS 61, including

5.3.12                  Section 10A Assurances.  The Audit Committee will obtain from the outside auditors assurance that they have complied with Section 10A of the Securities Exchange Act of 1934, as amended, and the rules promulgated under that statute.

5.3.13                  Audit Partner Rotation.  The Audit Committee will require the rotation of the outside auditors’ lead audit partner and concurring partner no less than every five (5) years or more frequently if required, and other “audit partners” as may be required by SEC rules, the Public Company Accounting Oversight Board or the AMEX Listing Rules.

5.3.14                  Hiring Former Employees of Auditor.  The Audit Committee may adopt policies and procedures regarding the hiring of employees or former employees of the Company’s independent auditing firm.

5.4                                 Internal Controls and Procedures

5.4.1                        Integrity of Financial Controls.  The Audit Committee, in consultation with the management, the outside auditors, and the Chief Financial Officer, will consider the integrity of the Company’s financial reporting internal controls and procedures, including, but not limited to, any controls or procedures arising in connection with Section 404 of the Sarbanes-Oxley Act of 2002.

5.4.2                        Risk Assessment and Management.  The Audit Committee will discuss significant financial risk exposures (whether financial, operating, or otherwise) and the guidelines and policies that management has implemented to monitor, control, and report such exposures.

5.5                                 Accounting Department

5.5.1                        Budget and Related Items.  The Audit Committee will review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the Company’s accounting department, as needed.

5.5.2                        Appointment of CFO.  The Audit Committee will review the appointment and performance of the Chief Financial

                                                Officer, and review financial and accounting personnel succession planning with the Company.

5.5.3                        Significant Findings.  The Audit Committee will review significant findings prepared by the Company’s accounting department together with management’s response and follow-up to these findings.

5.6                                 Other Audit Committee Responsibilities, Duties, and Powers

5.6.1                        Annual Report.  The Audit Committee will prepare an annual report of the Audit Committee for inclusion in the Company’s annual proxy statement.

5.6.2                        Receipt of Complaints and Concerns Regarding Accounting and Audit Matters.  The Audit Committee will establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or audit matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

5.6.3                        General Investigative Powers.  The Audit Committee may investigate any matter brought to the Committee’s attention related to financial, accounting or audit matters, or any other matter that the Committee deems appropriate in fulfilling its responsibilities under the Charter.

6.             Miscellaneous

6.1                                 The Audit Committee will be given the resources and assistance necessary to discharge its responsibilities, including unrestricted access to Company personnel and documents.  The Audit Committee will also have the authority to engage and obtain advice and assistance from internal or external legal, accounting or other advisors, as it deems necessary or appropriate.  The Audit Committee will have the sole authority to retain and terminate any advisor used to assist the Audit Committee on matters within its sphere of responsibility, including the sole authority to approve fees and other retention terms.

6.2                                 At least annually, the Audit Committee will review and assess the adequacy of the Charter and recommend any proposed changes to the Nominating and Governance Committee.

6.3                                 At least annually, the Audit Committee will evaluate its own performance and report to the Board on such evaluation.

Attachment B

CORGENIX MEDICAL CORPORATION
2007 INCENTIVE COMPENSATION PLAN

SECTION 1
INTRODUCTION

1.1           Establishment.  Corgenix Medical Corporation, a Nevada corporation (hereinafter referred to as the “Company” except where the context otherwise requires), hereby establishes the 2007 Corgenix Incentive Compensation Plan (the “Plan”).

1.2           Purpose.  The purpose of the Plan is to attract and retain directors, officers, consultants and employees and to motivate such persons by relating incentive compensation to increases in shareholder value.

SECTION 2
DEFINITIONS

2.1           Definitions.  The following terms shall have the meanings set forth below:

(a)           “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person.  A Person shall be deemed to control another Person for purposes of this definition if such Person possesses, directly or indirectly, the power (i) to vote the securities or other ownership interests having ordinary voting power to elect a majority of the board of directors of a corporation or other Persons performing similar functions for any other type of Person, or (ii) to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, as general partner, as trustee or otherwise.

(b)           “Award” means a grant made under this Plan in the form of Non-Statutory Options, Incentive Stock Options and/or Restricted Stock Awards.

(c)           “Board” means the Board of Directors of the Company.

(d)           “Committee” shall mean the Board, or if one has been appointed, the Compensation Committee.

(e)           “Compensation Committee” means a committee consisting of at least two Non-Employee Directors (as defined in Rule 16b-3(i) under the 1934 act who are empowered hereunder to take actions in the administration of the Plan.  If the Stock is publicly traded, the Compensation Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Securities Exchange Act of 1934 (the “1934 Act”) as well §162(m) of the Internal Revenue Code of 1986, as it may be amended from time to time (“Code”).  Members of the Compensation Committee shall be appointed from time to time by the

Board, shall serve at the pleasure of the Board, and may resign at any time upon written notice to the Board.

(f)            “Effective Date” means the effective date of the Plan, February 22, 2007.

(g)           “Eligible Employees” means key employees (including, without limitation, officers and directors who are also employees) of the Company or any division thereof, upon whose judgment, initiative and efforts the Company is, or will be, important to the successful conduct of its business.

(h)           “Fair Market Value” means, if the Stock is not publicly traded, the value of the Stock as determined in good faith by the Committee after such consultation with outside legal, accounting and other experts as the Committee may deem advisable.  The Committee shall maintain a written record of its method of determining such value.  If the Stock is publicly traded, Fair Market Value means the officially quoted closing price of the Stock on the national exchange on which the Stock is traded on a particular date.  If there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions.  If no such prices are reported on the national exchange on which the Stock is traded, then Fair Market Value shall mean the most recent ten day average of the high and low sale prices for the Stock (or if no sales prices are reported, the average of the preceding ten day high and low bid prices) as reported by the principal regional stock exchange, or if not so reported, as reported by a quotation system of general circulation to brokers and dealers.

(i)            “Incentive Stock Option” means any Option designated as such and granted in accordance with the requirements of § 422 of the Code.

(j)            “Non-Statutory Option” means any Option other than an Incentive Stock Option.

(k)           “Option” means a right to purchase Stock at a stated price for a specified period of time.

(l)            “Option Price” means the price at which shares of Stock subject to an Option may be purchased, determined in accordance with subsection 6.2(b).

(m)          “Participant” means an Eligible Employee, consultant or other independent advisor of the Company designated by the Committee from time to time during the term of the Plan to receive one or more Awards under the Plan.

(n)           “Person” means any individual, partnership, joint venture, firm, company, corporation, association, trust or other enterprise or any government or political subdivision or any agent, department or instrumentality thereof.

(o)           “Plan Year” means each 12-month period coinciding the Company’s fiscal year except that for the first year of the Plan it shall begin on the Effective Date and extend to the end of the fiscal year of Company following the Effective Date.

(p)           “QDRO” shall mean a qualified domestic relations order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act of 1934, as amended, or the rules thereunder.

(q)           “Restricted Stock”  shall mean shares of Stock granted under Section 7 that are subject to restrictions imposed pursuant to such Section.

(r)            “Share” means a share of Stock.

(s)           “Stock” means the common stock of the Company.

2.2           Gender and Number.  Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural

SECTION 3
PLAN ADMINISTRATION

The Plan shall be administered by the Committee.  In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select Participants from among the Eligible Employees to whom Awards will be granted, the form of each Award, the amount of each Award and any other terms and conditions of each Award as the Committee may deem necessary or desirable and consistent with the terms of the Plan.  The Committee shall determine the form or forms of the agreements with Participants which shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein.  The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency.  No member of the Committee shall be liable for any action or determination made in good faith, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.  The determination, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

SECTION 4
STOCK SUBJECT TO THE PLAN

4.1           Number of Shares.  Initially, 3,000,000 Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Committee may from time to time deem necessary.  The Shares may be divided among the various Plan components as the Committee shall determine, and all of them shall be available for the grant of Incentive Stock Options under the Plan.  Shares which may be issued upon the exercise of Options shall be applied to reduce the maximum number of Shares remaining available for use under the Plan.  The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock, or as treasury Stock, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

4.2           Unused and Forfeited Stock.  Any Shares that are subject to an Award under this Plan which are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Option which expires or is terminated for any reason, any Shares which are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 13.2 shall automatically become available for use under the Plan.  Notwithstanding the foregoing, any Shares used for full or partial payment of the purchase price of the Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 13.2 that were originally Incentive Stock Option Shares must still be considered as having been granted for purposes of deter-mining whether the limitation on Incentive Stock Option grants provided for in Section 4.1 has been reached.

4.3           Adjustments for Stock Split, Stock Dividend, Etc.  If the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence:  (i) the Shares as to which Awards may be granted under the Plan; and (ii) the Shares of Stock then included in each outstanding Option granted hereunder.

4.4           Other Changes in Stock.  In the event there shall be any change, other than as specified in Section 4.3, in the number or kind of outstanding Shares or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Committee shall in its discretion determine that such change equitably requires an adjustment in the number or kind of Shares subject to outstanding Awards or which have been reserved for issuance pursuant to the Plan but are not then subject to an Award, then such adjustments shall be made by the Committee and shall be effective for all purposes of the Plan and on each outstanding Award that involves the particular type of stock for which a change was effected.

4.5           General Adjustment Rules.  If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Award, the Company shall, in lieu of selling or otherwise issuing such fractional Share, pay to the Participant a cash sum in an amount equal to the product of such fraction multiplied by the Fair Market Value of a Share on the date the fractional Share would otherwise have been issued.  In the case of any such substitution or adjustment affecting an Option, the total Option Price for the Shares then subject to an Option shall remain unchanged but the Option Price per share under each such Option shall be equitably adjusted by the Committee to reflect the greater or lesser number of Shares or other securities into which the Stock subject to the Option may have been changed.

4.6           Determination by Committee, Etc.  Adjustments under this Section 4 shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.

SECTION 5
PARTICIPATION

Participants in the Plan shall be those Participants who, in the judgment of the Committee, are performing, or during the term of their employment will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives.  Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee, and receipt of one such Award shall not result in automatic receipt of any other Award.  Written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto.  Each Participant shall enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties.  Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement with the Participant.  In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

SECTION 6
STOCK OPTIONS

6.1           Grant of Options.  Coincident with the following designation for participation in the Plan, a Participant may be granted one or more Options.  The Committee in its sole discretion shall designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Option.  The Committee may grant both an Incentive Stock Option and a Non-Statutory Option to the same Participant at the same time or at different times.  Incentive Stock Options and Non-Statutory Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

6.2           Option Agreements.  Each Option granted under the Plan shall be evidenced by a written stock option agreement which shall be entered into by the Company and the Participant to whom the Option is granted (the “Option Holder”), and which shall contain the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Committee may consider appropriate in each case.

(a)           Number of Shares.  Each stock option agreement shall state that it covers a specified number of Shares, as determined by the Committee.  Notwithstanding any other provision of the Plan, the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, shall not exceed

$100,000.  For this purpose, the Fair Market Value of the Shares shall be determined as of the time an Option is granted.

(b)           Price.  The price at which each Share covered by an Option may be purchased shall be determined in each case by the Committee and set forth in the stock option agreement, but in no event shall the Option Price for each Share covered by an Incentive Stock Option be less than the Fair Market Value of the Stock on the date the Option is granted; provided that the Option Price for each Share covered by a Non-Statutory Option may be granted at any price less than Fair Market Value, in the sole discretion of the Committee.  In addition, the Option Price for each Share covered by an Incentive Stock Option granted to an Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the date the Option is granted.

(c)           Duration of Options.  Each stock option agreement shall state the period of time, determined by the Compensation Committee, within which the Option may be exercised by the Option Holder (the “Option Period”).  The Option Period must expire, in all cases, not more than seven years from the date an Option is granted.  Each stock option agreement shall also state the periods of time, if any, as determined by the Compensation Committee, when incremental portions of each Option shall vest.  Except as provided in Section 7, no portion of any Option shall vest earlier than one year after the date of grant of the Option.

(d)           Termination of Employment, Death, Disability, Etc.  Except as otherwise determined by the Committee, each stock option agreement shall provide as follows with respect to the exercise of the Option upon termination of the employment or the death of the Option Holder:

(i)            If the employment of the Option Holder is terminated within the Option Period for cause, as determined by the Company, the Option shall thereafter be void for all purposes.  As used in this subsection 6.2(d), “cause” shall mean willful dishonesty towards, fraud upon or deliberate injury or attempted deliberate injury to the Company, misrepresentation or concealment of a material fact or circumstance for the purpose of or otherwise in connection with securing employment with the Company, breach of any limitations on the use or disclosure of confidential information or materials, conviction for a felony or a material breach of the Option Holder’s employment agreement with the Company.  The effect of this subsection 6.2(d)(i) shall be limited to determining the consequences of a termination, and nothing in this subsection 6.2(d)(i) shall restrict or otherwise interfere with the Company’s discretion with respect to the termination of any employee.

(ii)           If the Option Holder dies, or if the Option Holder becomes disabled (within the meaning of Section 22(e) of the Internal Revenue Code), during the Option Period while still employed, or within the 30 day period referred to in (iii) below, the Option may be exercised by those entitled to do so under the Option Holder’s will or by the laws of descent and distribution within twelve months following the Option Holder’s death or disability, but not thereafter.  In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Option Holder’s death or disability.

(iii)          If the employment of the Option Holder by the Company is terminated (which for this purpose means that the Option Holder is no longer employed by the Company or by an Affiliate) within the Option Period for any reason other than cause, disability or the Option Holder’s death, the Option may be exercised by the Option Holder within 30 days following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter.  In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of termination of employment.

(e)           Transferability.  Each stock option agreement applicable to an Incentive Stock Option shall provide that the Option granted therein is not transferable by the Option Holder except by will or pursuant to the laws of descent and distribution, and that such Option is exercisable during the Option Holder’s lifetime only by him or her, or in the event of disability or incapacity, by his or her guardian or legal representative.  The Committee shall determine the extent, if any, to which Non-Statutory Options shall be subject to transferability and exercisability restrictions.

(f)            Exercise, Payments, Etc.

(i)            Each stock option agreement shall provide that the method for exercising the Option granted therein shall be by delivery to the Corporate Secretary of the Company of written notice specifying the number of Shares with respect to which such Option is exercised (which must be in an amount evenly divisible by 100) and payment of the Option Price.  Such notice shall be in a form satisfactory to the Committee and shall specify the particular Option (or portion thereof) which is being exercised and the number of Shares with respect to which the Option is being exercised.  The exercise of the Option shall be deemed effective upon receipt of such notice by the Corporate Secretary and payment to the Company.  The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (ii) below.  A properly executed certificate or certificates representing the Stock shall be issued by the Company and delivered to the Option Holder.  If certificates representing Stock are used to pay all or part of the Option Price, separate certificates for the same number of Shares shall be issued by the Company and delivered to the Option Holder representing each certificate used to pay the Option Price, and an additional certificate shall be issued by the Company and delivered to the Option Holder representing the additional Shares, in excess of the Option Price, to which the Option Holder is entitled as a result of the exercise of the Option.

(ii)           The Option Price shall be paid by any of the following methods or any combination of the following methods:

(A)          In cash;

(B)           By cashier’s check payable to the order of the Company;

(C)           By delivery to the Company of certificates representing the number of Shares then owned by the Option Holder, the Fair Market Value of which equals the Option Price, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Option Holder for such minimum period of time as may be established from time to time by the Committee; For purposes of this Plan, the Fair Market Value of any Shares delivered in payment of the Option Price shall be the Fair Market Value as of the exercise date.  The exercise date shall be the delivery day of the certificates for the Stock used as payment of the Option Price; or

(D)          If the Stock is publicly traded, by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock necessary to pay the Option Price.

(g)           Withholding.

(i)            Non-Statutory Options.  Each stock option agreement covering Non-Statutory Options shall provide that, upon exercise of the Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by applicable federal and state income tax laws, including payment of such taxes through delivery of Stock or by withholding Stock to be issued under the Option, as provided in Section 13.

(ii)           Incentive Stock Options.  In the event that a Participant makes a disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of two years from the date on which the Incentive Stock Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Participant shall send written notice to the Company at its principal office (Attention:  Corporate Secretary) of the date of such disposition, the number of Shares disposed of, the amount of proceeds received from such disposition, and any other information relating to such disposition as the Company may reasonably request.  The Participant shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable federal and state income tax laws.

(h)           Adjustment of Options.  Subject to the limitations contained in Section 6 and Section 9, the Committee may make any adjustment to the Option Price, the number of Shares subject to, or the terms of, an outstanding Option and a subsequent granting of an Option by amendment or by substitution of an outstanding Option.  Such amendment, substitution, reduction, or re-grant may result in terms and conditions (including Option Price, number of shares covered, vesting schedule or Option Period) that differ from the terms and conditions of the original Option.  The Committee may not, however, adversely affect the rights of any Participant to previously granted Options without the consent of such Participant.  If such action is affected by amendment, the effective date of such amendment shall be the date of the original grant.

6.3           Shareholder Privileges.  No Option Holder shall have any rights as a shareholder with respect to any Shares covered by an Option until the Option Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in Section 4.

SECTION 7
RESTRICTED STOCK PROGRAM

7.1           Awards Granted.  Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Restricted Stock Awards consisting of Shares.  The number of Shares granted as a Restricted Stock Award shall be determined by the Committee.  Each Restricted Stock Award shall be evidenced by a written equity award agreement that shall be entered into by the Company and the Participant to whom the Award is granted.

7.2           Restrictions.  A Participant’s right to retain a Restricted Stock Award granted to such Participant under Section 7.1 shall be subject to such restrictions set forth in the equity award agreement, including but not limited to his or her continuous employment by the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award.  The Committee may in its sole discretion require different periods of employment or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the Shares constituting a Restricted Stock Award.

7.3           Privileges of a Shareholder Transferability.  A Participant shall have all voting, dividend, liquidation and other rights with respect to Shares in accordance with its terms received by him or her as a Restricted Stock Award under this Section 7 upon his or her becoming the holder of record of such Shares; provided, however, that the Participant’s right to sell, encumber or otherwise transfer such Shares shall be subject to the limitations of Section 9.2 hereof.

SECTION 8
CHANGE IN CONTROL

8.1           Options.  In the event of a change in control of the Company as defined in Section 8.2, then the Committee shall have the power and discretion to prescribe the terms and conditions for the exercise of, or modification of, any outstanding Awards granted hereunder.  By way of illustration, and not by way of limitation, the Committee may provide for the complete or partial acceleration of the dates of exercise of the Options, or may provide that such Options will be exchanged or converted into options to acquire securities of the surviving or acquiring corporation, or may provide for a payment or distribution in respect of outstanding Options (or the portion thereof that is currently exercisable) in cancellation thereof.  The Committee may modify the performance requirements for any other Awards.  The Committee may provide that Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire.  Any such determinations by the Committee may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants.

8.2           Definition.  For purposes of the Plan, a “change in control” shall be deemed to have occurred if (a) any “person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the 1934 Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or the current beneficial owners or their Affiliates are or become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than one-half of the voting power of the then outstanding voting stock of the Company; or (b) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least a majority of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

SECTION 9
RIGHTS OF EMPLOYEES; PARTICIPANTS

9.1           Employment.  Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award.

9.2           Nontransferability.  Awards under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such Awards have been exercised, or the Shares underlying such Awards have been issued, and all restrictions applicable to such Shares have lapsed.

During the lifetime of the Participant, only he may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO.  After the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

SECTION 10
GENERAL RESTRICTIONS

10.1         Investment Representations.  The Company may require any person to whom an Option or other Award is granted, as a condition of exercising such Option or receiving Stock under the Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock subject to the Option or the Award for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.  Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

10.2         Compliance with Securities Laws.  Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee.  Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

10.3         Stock Restriction Agreement.  The Committee may provide that Shares issuable upon the exercise of an Option or grant of any Award shall, under certain conditions, be subject to restrictions whereby the Company has a right to prohibit the transfer of such Shares, a right of first refusal with respect to such Shares and/or a right or obligation to repurchase all or a portion of such Shares, which restrictions may survive a Participant’s term of employment with the Company.

SECTION 11
OTHER EMPLOYEE BENEFITS

The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant or vesting of any other Award shall not constitute “earnings” with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

SECTION 12
PLAN AMENDMENT, MODIFICATION AND TERMINATION

The Committee may at any time terminate, and from time-to-time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that either shareholder and/or Board approval is otherwise necessary or desirable.

No amendment, modification or termination of the Plan shall in any manner adversely affect any Awards theretofore granted under the Plan, without the consent of the Participant holding such Awards.

SECTION 13
WITHHOLDING

13.1         Withholding Requirement.  The Company’s obligations to deliver Shares upon the exercise of an Option, or upon the vesting of any other Award, shall be subject to the Participant’s satisfaction of all applicable federal, state and local income and other tax withholding requirements.

13.2         Withholding With Stock.  At the time the Committee grants an Award, it may, in its sole discretion, grant the Participant an election to pay all amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from Shares otherwise issuable to the Participant, Shares having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant.  All elections shall be subject to the approval or disapproval of the Committee.  The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the “Tax Date”).  Any such elections by Participants to have Shares withheld for this purpose will be subject to the following restrictions:

(a)           All elections must be made prior to the Tax Date.

(b)           All elections shall be irrevocable.

(c)           If the Participant is an officer or director of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934 (“Section 16”), the Participant must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

SECTION 14
BROKERAGE ARRANGEMENTS

The Committee, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of shares acquired upon exercise of Stock Options, including, without limitation, arrangements for the simultaneous exercise of Stock Options and sale of the Shares acquired upon such exercise.

SECTION 15
NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan by the Board nor the submission of the Plan to shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term Compensations.

SECTION 16
REQUIREMENTS OF LAW

16.1         Requirements of Law.  The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

16.2         Federal Securities Law Requirements.  If, and to the extent, required by law, if a Participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule promulgated under the 1934 Act, to qualify the Award for any exception from the provisions of Section 16(b) of the 1934 Act available under that Rule.  Such conditions are hereby incorporated herein by reference and shall be set forth in the agreement with the Participant which describes the Award.

16.3         Governing Law.  The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

SECTION 17
DURATION OF THE PLAN

The Plan shall terminate at such time as may be determined by the Board of Directors, and no Award shall be granted after such termination.  If not sooner terminated under the preceding sentence, the Plan shall fully cease and expire at midnight on that date which is the date immediately preceding the fifth anniversary of the date of adoption of the Plan.  Awards outstanding at the time of the Plan termination may continue to be exercised or earned in accordance with their terms.

SECTION 18
CONFLICT IN TERMS

In the event that there is a conflict between the terms of this Plan and any Stock Option granted pursuant to this Plan and/or any Repurchase Agreement executed in connection with this Plan, the terms of this Plan shall control.

Attachment C

CORGENIX MEDICAL CORPORATION

SECOND AMENDED AND RESTATED

EMPLOYEE STOCK PURCHASE PLAN

I.                                         Purpose

The Corgenix Medical Corporation Amended and Restated Employee Stock Purchase Plan (the “Plan”) is intended to provide eligible employees of Corgenix (the “Company”) with an opportunity to acquire a proprietary interest in the Company through their participation in a plan designed to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986 (the “Code”).

II.                                     Administration

(a)          Plan Administrator.  The Plan shall be administered by the board of directors of the Company (the “Board”), which may from time to time delegate all or part of its authority to a committee (the “Committee”) composed of at least two members of the Board, all of whom shall be Non-Employee Directors.  A Non-Employee Director is a director who meets the definition of Non-Employee Director under Rule 16b-3 of the Securities Exchange Act of 1934 (the “1934 Act”).  References herein to the Plan Administrator refer to the Board or, to the extent the Board delegates its authority to the Committee, to the Committee.  The Plan Administrator shall have full authority to administer the Plan, and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Section 423 of the Code.  The Plan Administrator may delegate to an agent or agents any of its responsibilities under the Plan except its responsibilities to establish the number of shares available for purchase by employees during any purchase period, the maximum and minimum percentage of base compensation to be paid by any single employee for the purchase of stock during any of the periods and its authority to construe and interpret the provisions of the Plan.

(b)         Actions of Plan Administrator.  All actions taken and all interpretations and determinations made by the Plan Administrator in good faith (including determinations of fair market value) shall be final and binding upon all Participants, the Company and all other interested persons.  No member of the Plan Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Plan Administrator shall, in addition to their rights as Directors, be fully protected by the Company with respect to any such action, determination or interpretation.

III.                                 Purchase Periods

The first purchase period under the Second Amended and Restated Employee Stock Purchase Plan will commence on May 1, 2007, and terminate on June 30, 2007.  Unless otherwise determined by the Plan Administrator, a purchase period shall commence on the first day of each succeeding calendar quarter and shall terminate on the last day of each such quarter.  The Plan Administrator may, from time to time, establish purchase periods with differing commencement dates and durations.  In no event, however, shall a purchase period extend beyond 27 months.  No two purchase periods shall run concurrently.

IV.                                 Eligibility and Participation

(a)          Every employee of the Company who, on the commencement date of the purchase period, is employed on a basis which customarily requires not less than 20 hours of service per calendar week is eligible to participate in the Plan during a purchase period.

(b)         An eligible employee may become a Participant in the Plan for a particular purchase period by completing the enrollment forms (the “Enrollment Forms”) prescribed by the Plan Administrator and filing such forms prior to the commencement date of the purchase period with the person designated by the Plan Administrator.  No Enrollment Forms will be accepted from an individual who is not on the active payroll of the Company on the filing date, unless such individual is temporarily off the payroll by reason of illness, vacation, jury duty or other employer-approved absence.

V.                                     Stock Subject to Plan

(a)          Common Stock.  The stock which is purchasable by Participants shall be the Company’s authorized but unissued or reacquired Common Stock, par value $.00l per share (the “Common Stock”).  In order to have shares available for sale under the Plan, the Company may repurchase shares of Common Stock on the open market, issue authorized but unissued stock or otherwise.  The maximum number of shares which may be sold to employees during any single purchase period shall be established by the Plan Administrator prior to the beginning of the purchase period; provided however, that the total number of shares which may be sold to employees throughout the entire duration of the Plan shall not exceed 400,000 shares subject to adjustment under subparagraph (b) below.

(b)         Changes in Capital Structure.  In the event any change is made to the Common Stock purchasable under the Plan (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend in excess of 10% at any single time, stock split, combination of shares, exchange of shares, changes in corporate structure or otherwise), then appropriate adjustments shall be made to the maximum number of shares purchasable under the Plan, the maximum number of shares purchasable under any right to purchase stock outstanding under the Plan, and the number of shares and price per share of stock subject to rights to purchase stock outstanding under the Plan.

VI.                                 Purchase of Common Stock

(a)          Right to Purchase.  An eligible employee who becomes a Participant for a particular purchase period shall have the right, as of the beginning of the purchase period, to purchase Common Stock upon the terms and conditions set forth below.

(b)         Price Per Share.  Except as provided in Section VI (i), the purchase price per share shall be 85 percent of the fair market value of a share of Common Stock on the commencement date of the purchase period.  If the Common Stock is not traded publicly, the fair market value of a share of Common Stock on any date shall be determined, in good faith, by the Board or the Committee after consultation with outside legal, accounting or other experts as the Board or Committee may deem advisable, and the Board or Committee shall maintain a written record of its method of determining such value.  The fair market value of a share of Common Stock on any date shall be the closing sales price, as quoted by the National Association of Securities Dealers through the OTC Bulletin Board, for the date in question, or, if the Common Stock is listed on a national stock exchange, the officially-quoted closing sales price on such exchange on the date in question.

(c)          Total Purchase Price.  Each Participant shall, for any purchase period, have the right to purchase Common Stock with a total purchase price equal to a designated percentage of the Participant’s Compensation.  A “Participant’s Compensation” for a particular purchase period shall be the amount of the Participant’s base salary or wages, and overtime pay but excluding bonuses and other incentive payments, that is payable to the Participant at any time or from time to time during the purchase period.  Each Participant shall designate in his or her purchase agreement the whole percentage of his or her Compensation the Participant wishes to pay for the purchase of stock for the particular purchase period, subject to the provisions set forth below which shall be uniformly applied to all Participants in a particular purchase period:

(i)             The maximum percentage of a Participant’s Compensation which may be paid for the purchase of stock in a particular purchase period shall be ten percent (10%); provided, however, that the Plan Administrator shall establish prior to the beginning of the purchase period a maximum number of shares (subject to adjustment under Section V(b)) that may be purchased during the purchase period by each Participant.

(ii)          The minimum percentage of a Participant’s Compensation which may be paid for the purchase of stock in a particular purchase period shall be one percent (1%).

(iii)       No right to purchase shares under the Plan shall be granted to an employee if such employee would, immediately after the grant, own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company as defined in Section 424(f) of the Code.  An employee’s stock ownership shall be determined under Section 424(d) of the Code and stock which an employee may purchase under any outstanding options shall be treated as stock owned by the employee.

Notwithstanding the provisions of paragraphs (i) and (ii), above, the Plan Administrator may, in its discretion, establish any other maximum and minimum percentages of Compensation to be paid for stock under the Plan.

(d)         Allocation of Available Shares.  Should the total number of shares of Common Stock which may be purchased under the purchase agreements of all Participants for a particular purchase period exceed the number of shares available for sale under the Plan, then the Plan Administrator shall make a pro rata allocation of the available shares and shall notify each Participant of such allocation.

(e)          Payment.  Payment of the purchase price for stock under the Plan shall be effected by means of payroll deductions, which shall begin with the first pay period which occurs coincident with or immediately following the commencement date of the relevant purchase period and shall terminate with the last pay period which occurs on or prior to the last day of the purchase period.  Each payroll deduction shall be an amount equal to the percentage of the Compensation included in that payroll payment that was designated by the Participant in the Participant’s Enrollment Form.

(f)            Termination of Right to Purchase.  A Participant may, at any time prior to the last day of the purchase period, terminate his or her right to purchase stock under the Plan by notifying the Plan Administrator or its delegate in writing.  Any amounts deducted from the Participant’s pay or otherwise collected from the Participant by reason of his or her participation in the Plan for such purchase period shall be refunded, and no further amounts will be collected from the Participant (by payroll deduction or otherwise) during the remainder of the purchase period.  A Participant’s termination of his or her right to purchase shall be irrevocable with respect to the purchase period to which it pertains.

(g)         Termination of Employment.  If a Participant ceases to be an employee of the Company for any reason (including death or retirement) during a purchase period, the Participant or the Participant’s personal representative may either

(i)             receive a stock certificate for the number of shares of Common Stock paid for pursuant to payroll deductions made on behalf of the Participant during the purchase period up to the day prior to the date of the Participant’s cessation of employment; or

(ii)          receive a cash refund of all sums previously collected from the Participant during the purchase period.

Any election provided by this Section VI(g) shall be exercisable only during the 30-day period following the date of the Participant’s cessation of employment (but in no event later than the last date of the purchase period), and the underlying right to purchase stock under the Plan shall terminate upon the exercise of such election.  If a Participant or the Participant’s personal representative fails to make a timely election under this Section VI(g), the Company shall treat such failure as an election to exercise alternative (ii).

(h)         Exercise.  Each right to purchase stock under the Plan other than a right to purchase stock which has been accelerated under the Plan or which has been previously terminated under the Plan shall be exercised automatically on the last day of the purchase period.  Promptly after the date of exercise of any right to purchase stock under the Plan, the Participant, or his or her nominee, shall be issued a stock certificate for the whole number of shares for which the Participant’s right to purchase has been exercised.  Not more than one certificate shall be issued pursuant to the exercise of any right to purchase stock under the Plan.  Any excess of the amount previously collected during the purchase period over the purchase price of the issued shares shall be promptly refunded or left on deposit for the ensuing quarterly period.

(i)             Reduction of Purchase Price.  If the fair market value of a share of Common Stock on the last day of the purchase period is less than the fair market value of such share on the commencement date of the purchase period, then the purchase price per share under the Plan on the last day of the purchase period shall be reduced to 85 percent

                        (85%) of the fair market value of such share on the last day of the purchase period.  Each right to purchase stock under the Plan not previously exercised or terminated shall be automatically exercised on the last day of the purchase period for the number of whole shares obtained by dividing the sum on deposit from the Participant (and not refunded) by the purchase price per share determined under this Section VI(i), but in no event shall any right to purchase stock under the Plan be exercised for more than the specified number of shares, if any, (subject to adjustment under Section V(b)) established by the Plan Administrator pursuant to Section VI(c)(i) prior to the beginning of the purchase period, and the balance shall be at the sole option of the Company promptly refunded or left on deposit for the ensuing quarterly period.  For example, if a Participant has $1,000.00 on account and the Company’s stock price pursuant to this paragraph is determined to be $0.68, then one thousand four hundred seventy (1,470) shares will be issued ($1,000.00 divided by $0.68) and $0.40 will be left on deposit or refunded as herein stated.

(j)             Rights as Shareholder.  A Participant shall have no rights as a shareholder with respect to shares subject to a right to purchase stock granted under the Plan until such right to purchase is exercised.  No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the date of exercise.

(k)          Assignability.  No right to purchase stock granted under the Plan shall be assignable or transferable by a Participant other than by will or by the laws of the descent and distribution, and during the lifetime of the Participant such rights to purchase stock shall be exercisable only by the Participant.

(l)             Accrual Limitations.  No Participant shall be entitled to accrue rights to purchase stock under this Plan which, when aggregated with purchase rights accruable by him under other qualified employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company (as defined in Section 424(f) of the Code), would permit such Participant to purchase more than $25,000 worth of Common Stock (determined on the basis of the fair market value of such Common Stock on the date the Participant accrues purchase rights under the Plan) for each calendar year such purchase rights are at any time outstanding.

(m)       Merger or Liquidation of Company.  In the event the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of sale, merger, reorganization or liquidation, each participant may either

(i)             receive a stock certificate for the number of shares of Common Stock paid for pursuant to payroll deductions made on behalf of the Participant during the purchase period up to the day prior to the date of such transaction; or

(ii)          receive a cash refund of all sums previously collected from the Participant during the purchase period.

(n)         No Interest.  No interest shall be paid on any monies refunded to Participants pursuant to the provisions of this Plan.

(o)         Withholding.  The Company may withhold any taxes required by any law or regulation of any governmental authority, whether federal, state or local, in connection with the purchase of stock under the Plan or the sale of such stock that is not held for at least two years after the beginning of the purchase period during which the stock was purchased.  Such withholding may include all or any portion of any payment or other compensation payable to the Participant, unless the Participant reimburses the Company for such amount.

VII.                             Amendment

The Board may from time to time alter, amend, suspend or discontinue the Plan; provided, however, that no such action shall adversely affect rights and obligations with respect to rights to purchase stock at the time outstanding under the Plan; and provided, further, that no such action of the Board may, without the approval of the shareholders of the Company, increase the number of shares subject to the Plan or the maximum number of shares for which a right to purchase stock under the Plan may be exercised (unless necessary to effect the adjustments required by Section V(b)), extend the term of the Plan, alter the per share purchase price formula so as to reduce the purchase price per share specified in the Plan otherwise materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.  Furthermore, the Plan may not, without the approval of the shareholders of the Company, be amended in any manner which will cause the Plan to fail to meet the requirements of an “employee stock purchase plan” under Section 423 of the Code.

VIII.                         Effective Date

This Plan was originally approved by the Board and became effective on February 1, 1999, and was approved by the Company’s Shareholders on January 26, 2000.  The Amended and Restated Employee Stock Purchase Plan was approved by the Board and became effective on October 1, 2002, and was approved by the Company’s Shareholders on December 11, 2002. The Second Amended and Restated Employee Stock Purchase Plan was approved by the Board and became effective on February 22, 2007, and will be submitted for the approval of the Company’s Shareholders on April 26, 2007.

Corgenix

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 4.

1. Election of Directors:	For	Withhold				For	Withhold		For	Withhold

01 - Luis R. Lopez, M.D.*	☐	☐	02 - C. David Kikumoto*			☐	☐	03 - Larry G. Rau*	☐	☐

04 - Charles H. Scoggin, M.D.*	☐	☐	05 - Douglass T. Simpson*			☐	☐	06 - Robert Tutag*	☐	☐

07 - Dennis Walczewski*	☐	☐	*EACH TO SERVE UNTIL THE 2008 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL HIS SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.

			For	Against	Abstain					For	Against	Abstain
2. APPROVAL OF THE COMPANY’S 2007 INCENTIVE COMPENSATION PLAN.			☐	☐	☐	3.. APPROVAL OF THE COMPANY’S SECOND AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN.				☐	☐	☐

4 RATIFICATION OF THE APPOINTMENT OF HEIN & ASSOCIATES LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2007.			☐	☐	☐

B Non-Voting Items
Change of Address — Please print your new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Those signing as an executor, administrator, trustee, guardian, or attorney must indicate so. Attorneys must submit powers of attorney. Please sign name(s) exactly as they appear on stock certificate(s).

Date (mm/dd/yyyy) — Please print date below.			Signature 1 — Please keep signature within the box.					Signature 2 — Please keep signature within the box.

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<STOCK#>              00P8QB

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — CORGENIX MEDICAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This undersigned hereby appoints Douglass T. Simpson, President and Chief Executive Officer, as proxy with the power to appoint his substitutes and hereby authorizes him to represent and vote, as designated below, all of the shares of stock of Corgenix Medical Corporation held by the undersigned as of March 21, 2007 at the Annual Meeting of Shareholders to be held on April 26, 2007, or any adjournment thereof, with like effect as if the undersigned were personally present and voting upon the following matters.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS.

THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE, OR RETURN IT TO CORGENIX MEDICAL CORPORATION, 11575 MAIN STREET, SUITE 400, BROOMFIELD, COLORADO 80020. THIS GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING OR SUBMIT A LATER DATED REVOCATION OR AMENDMENT TO THIS PROXY ON ANY OF THE ISSUES SET FORTH ABOVE.